As filed with the Securities and Exchange Commission on February 25, 1998

                                                      Registration No. 33-45758
                                        Investment Company Act File No. 811-6566
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      Under
                         THE SECURITIES ACT OF 1933                  [X]
                          Pre-Effective Amendment No.                [ ]

                         Post-Effective Amendment No. 9              [X]

                                     and/or

                             REGISTRATION STATEMENT
                                      Under
                       THE INVESTMENT COMPANY ACT OF 1940            [X]

                                Amendment No. 10                     [X]

                        (Check appropriate box or boxes.)

                                  -------------

                    Phoenix Multi-Sector Short Term Bond Fund
               (Exact Name of Registrant as Specified in Charter)

                                  ------------

       101 Munson Street, Greenfield, Massachusetts         01301
       (Address of Principal Executive Offices)          (Zip Code)

          c/o Phoenix Equity Planning Corporation--Shareholder Services
                                 (800) 243-1574
               (Registrant's Telephone Number including Area Code)

                                  -------------

                               Thomas N. Steenburg
                      Vice President, Counsel and Secretary
                        Phoenix Duff & Phelps Corporation
                               56 Prospect Street
                           Hartford, Connecticut 06115
                     (Name and Address of Agent for Service)

                                  -------------

 It is proposed that this filing will become effective (check appropriate box):

             [ ] immediately upon filing pursuant to paragraph (b)

             [X] on February 27, 1998 pursuant to paragraph (b)

             [ ] 60 days after filing pursuant to paragraph (a)(1)
             [ ] on      pursuant to paragraph (a)(1)
             [ ] 75 days after filing pursuant to paragraph (a)(2)
             [ ] on      pursuant to paragraph (a)(2) of Rule 485.

             If appropriate, check the following box:
             [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                    PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

                              Cross Reference Sheet
                              Required by Rule 495
                        Under the Securities Act of 1933


                                     PART A
                       Information Required in Prospectus



                          Item Number                             Prospectus Caption
---------------------------------------------------------------   -----------------------------------------------------
  1.     Cover Page ...........................................   Cover Page
  2.     Synopsis .............................................   Introduction
  3.     Condensed Financial Information ......................   Financial Highlights
  4.     General Description of Registrant ....................   Cover Page, Introduction; Investment Objectives and
                                                                  Policies; Additional Information
  5.     Management of the Fund ...............................   Management of the Funds
 5A.     Management's Discussion of Fund Performance ..........   Performance Information
  6.     Capital Stock and Other Securities ...................   Dividends, Distributions and Taxes; Net Asset Value;
                                                                  How to Buy Shares; Additional Information
  7.     Purchase of Securities Being Offered .................   Net Asset Value; How to Buy Shares; Distribution
                                                                  Plans; Investor Account Services
  8.     Redemption or Repurchase .............................   How to Redeem Shares
  9.     Pending Legal Proceedings ............................   Not Applicable


                                     PART B
           Information Required in Statement of Additional Information



                             Item Number                                 Statement of Additional Information
----------------------------------------------------------------------   ------------------------------------------------------
10.     Cover Page ...................................................   Cover Page
11.     Table of Contents ............................................   Table of Contents
12.     General Information and History ..............................   Cover Page; the Fund
13.     Investment Objectives and Policies ...........................   Cover Page; Investment Objective and Policies;
                                                                         Investment Restrictions; Investment Techniques
14.     Management of the Fund .......................................   Services of the Adviser; Trustees and Officers; Other
                                                                         Information
15.     Control Persons and Principal Holders of Securities ..........   Principal Shareholders
16.     Investment Advisory and Other Services .......................   Services of the Adviser; Plans of Distribution
17.     Brokerage Allocation .........................................   Portfolio Transactions and Brokerage
18.     Capital Stock and Other Securities ...........................   Net Asset Value; How to Buy Shares
19.     Purchase, Redemption and Pricing of Securities Being             Net Asset Value; How to Buy Shares; Investor Account
        Offered ......................................................   Services; Redemption of Shares
20.     Tax Status ...................................................   Dividends, Distributions and Taxes
21.     Underwriters .................................................   The Distributor; Plans of Distribution
22.     Calculation of Performance Data ..............................   Performance Information
23.     Financial Statements .........................................   Financial Statements

[FRONT COVER]

                                 P H O E N I X
                                     F U N D S



Prospectus                                   February 27, 1998


                                             [TRIANGLE]  PHOENIX MULTI-SECTOR
                                                         FIXED INCOME FUND, INC.

                                             [TRIANGLE]  PHOENIX MULTI-SECTOR
                                                         SHORT TERM BOND FUND





[LOGOTYPE] PHOENIX
           DUFF & PHELPS

                  PHOENIX MULTI-SECTOR FIXED INCOME FUND, INC.
                    PHOENIX MULTI-SECTOR SHORT TERM BOND FUND

                                101 Munson Street
                              Greenfield, MA 01301

                                   PROSPECTUS

                                February 27, 1998

     Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fixed Income Fund") is a diversified, open-end management investment company with an investment objective to maximize current income consistent with the preservation of capital.

     In pursuing its objective, except as limited below, the Fixed Income Fund may invest its assets in each or any combination of four market sectors in any proportion deemed advisable by the Fund's investment adviser. The Fixed Income Fund will not, however, invest more than 50% of its assets, determined at the time of investment in High Yield-High Risk fixed income securities ("junk bonds"). These lower rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. High Yield-High Risk securities are regarded as predominantly speculative with regard to each issuer's continuing ability to make interest and principal payments. In addition, the secondary market for High Yield-High Risk securities may be less liquid than the market for investment grade securities. Investors should carefully assess the risks associated with an investment in the Fixed Income Fund. See "Investment Objective and Policies" and "Investment Techniques and Related Risks."

     Phoenix Multi-Sector Short Term Bond Fund (the "Short Term Fund") is a diversified, open-end management investment company with an investment objective of providing high current income relative to short-term alternatives, while attempting to limit fluctuations in the net asset value of Short Term Fund shares resulting from movements in interest rates.

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which, or to any person to whom, it is unlawful to make such an offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Funds is contained in each Fund's Statement of Additional Information, dated February 27, 1998, which have been filed with the Securities and Exchange Commission (the "Commission") and which are available upon request and at no charge by calling 800-243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statements of Additional Information are incorporated herein by reference.

     The Commission maintains a Web site (http://www.sec.gov) that contains this Prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

     Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency and involve investment risk, including possible loss of principal.

--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                  TABLE OF CONTENTS


                                                    Page
                                                   -----
INTRODUCTION .....................................   3
FUND EXPENSES ....................................   5
FINANCIAL HIGHLIGHTS .............................   7
PERFORMANCE INFORMATION ..........................   9
INVESTMENT OBJECTIVES AND POLICIES ...............   9
INVESTMENT TECHNIQUES AND RELATED RISKS ..........  14
INVESTMENT RESTRICTIONS ..........................  18
PORTFOLIO TURNOVER ...............................  18
MANAGEMENT OF THE FUNDS ..........................  18
DISTRIBUTION PLANS ...............................  19
HOW TO BUY SHARES ................................  21
INVESTOR ACCOUNT SERVICES ........................  25
NET ASSET VALUE ..................................  26
HOW TO REDEEM SHARES .............................  26
DIVIDENDS, DISTRIBUTIONS AND TAXES ...............  28
ADDITIONAL INFORMATION ...........................  29
APPENDIX .........................................  30

                                  INTRODUCTION

     This Prospectus describes the shares offered by and the operations of Phoenix Multi-Sector Short Term Bond Fund (the "Short Term Fund") and Phoenix Multi-Sector Fixed Income Fund, Inc. (the "Fixed Income Fund" and collectively the "Funds"). The Fixed Income Fund is a diversified, open-end management investment company established as a corporation under the laws of Maryland. The Fixed Income Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fixed Income Fund will seek to achieve its objective by investing in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities; (b) debt securities issued by foreign issuers, including foreign governments and their political subdivisions; (c) securities rated investment grade by a nationally recognized statistical rating organization and
(d) high yield, high risk fixed income securities. There can be no assurance that the Fixed Income Fund's investment objective will be achieved.

     The Short Term Fund is a diversified, open-end management investment company established as a business trust under the laws of Massachusetts. The Short Term Fund's investment objective is to provide high current income relative to other short-term investment alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. The Short Term Fund will seek to achieve its objective by investing in the following market sectors: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (b) debt securities issued by foreign issuers, including foreign governments and their political subdivisions; and (c) high yield ("junk bonds") and investment grade fixed income securities. In pursuing its objective, except as limited below, the Short Term Fund may invest its assets in each or any combination of these market sectors in any proportion deemed advisable by the Short Term Fund's investment adviser. There can be no assurance that the Short Term Fund's objective will be achieved.

The Investment Adviser

     National Securities & Research Corporation ("National" or the "Adviser") is the investment adviser of the Funds and its professional staff selects and supervises the investments in each Fund's portfolio. National is a subsidiary of Phoenix Duff & Phelps Corporation and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Funds" for a description of the Investment Advisory Agreements and management fees.

Distributor and Distribution Plans

     Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor") serves as national distributor of each Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Funds' transfer agent. See "The Custodian and Transfer Agent."

     Each Fund has adopted amended and restated distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to the amended and restated distribution plans adopted for Class A Shares, the Funds shall reimburse the Distributor up to a maximum annual rate of 0.05% of each Fund's average daily Class A Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class A Shares. Although the Class A Shares Plans continue to provide for a 0.05% distribution fee, the Distributor has voluntarily agreed to waive the Rule 12b-1 fee charged to Class A Shares for the fiscal year 1998. Pursuant to the amended and restated distribution plans adopted for Class B Shares, Class C Shares and Class M Shares of the Fixed Income Fund, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.75%, 0.75% and 0.25%, respectively, of the Fund's average daily net assets for such Class of Shares for distribution expenditures incurred in connection with the sale and promotion of each Class of Shares. Pursuant to the amended and restated Class B and Class C Plans adopted by the Short Term Fund, the fund shall reimburse the Distributor up to a maximum annual rate of 0.50% and 0.25%, respectively, of the Fund's average daily net assets for such Class of Shares for distribution expenditures incurred in connection with the sale and promotion of each Class of Shares. In addition, each Fund will pay the Distributor 0.25% annually of the average daily net assets of each Class of Shares for furnishing shareholder services (the "Service Fee"). See "Distribution Plans."

Purchase of Shares

     The Fixed Income Fund offers four classes of shares which may be purchased at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser may be imposed (i) at the time of purchase (the "Class A Shares" and "Class M Shares"), or (ii) on a contingent deferred basis (the "Class B Shares" and "Class C Shares").

     Class A and M Shares of the Fixed Income Fund are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company ("State Street Bank") plus a sales charge. The maximum initial sales charge is 4.75% and 3.50%, respectively, of the offering price on single purchases of less than $50,000. The sales charges are reduced on a graduated scale on single purchases of $50,000 or more. See "Initial Sales Charge Alternative--Class A and M Shares" and "How to Obtain Reduced Sales Charges--Class A and M Shares."

     Class B and C Shares of the Fixed Income Fund are offered to the public at the next determined net asset value after receipt of an order by State Street Bank with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. Class C Shares redeemed within one year of purchase are subject to a 1% sales charge. See "Deferred Sales Charge Alternative--Class B and C Shares" and "How to Obtain Reduced Sales Charges-- Class B and C Shares."

     The Short Term Fund offers two classes of shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A Shares"), or (ii) on a contingent deferred basis (the "Class B Shares"), and one class of shares which may be purchased at a price equal to their net asset value without a sales charge (the "Class C Shares").

     Class A Shares of the Short Term Fund are offered to the public at the next determined net asset value after receipt of the order by State Street Bank plus a maximum sales charge of 2.25% of the offering price (2.30% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "Initial Sales Charge Alternative--Class A and M Shares" and "How to Obtain Reduced Sales Charges--Class A and M Shares."

     Class B Shares of the Short Term Fund are offered to the public at the next determined net asset value after receipt of an order by State Street Bank with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within three years of purchase. See "Deferred Sales Charge Alternative--Class B and C Shares" and "How to Obtain Reduced Sales Charges--Class B and C Shares."

     Class C Shares of the Short Term Fund are offered to the public at the next determined net asset value after receipt of an order by State Street Bank with no sales charge. See "Deferred Sales Charge Alternative--Class B and C Shares" and "How to Buy Shares."

     Shares of each Class of each Fund represent an identical interest in the investment portfolio of a Fund and have the same rights. For more information on fees and charges applicable for each Fund and Class, refer to "Fund Expenses" and "How to Buy Shares."

     Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

Minimum Initial and Subsequent Investments

     The minimum initial investment is $500 ($25 if using the bank draft investing program designated "Investo-Matic"), and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."

Redemption of Shares

     Class A and M Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by State Street Bank. Class B and C (excluding Class C Shares of the Short Term Fund) shareholders redeeming shares within certain time periods of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."

Risk Factors

     There can be no assurance that each Fund will achieve its investment objective. In addition, special risks may be presented by the particular types of securities in which each Fund may invest. For example, the Fixed Income Fund may invest up to 50% of its total assets and the Short Term Fund may invest up to 35% of its assets in below investment grade securities. Such securities are sometimes referred to as "junk bonds." Investing in junk bonds involves risks not typically associated with investment in higher-rated securities, including overall greater risk of non-payment of interest and principal and potentially greater sensitivity to general economic conditions and changes in interest rates. In addition, investors should consider risks inherent in foreign debt securities, including foreign exchange rate fluctuations and exchange controls. See "Investment Objectives and Policies" and "Investment Techniques and Related Risks."

                                  FUND EXPENSES


     The following table illustrates fees and expenses a shareholder will incur. The fees and expenses are set forth in the table for the period ended October 31, 1997.



                                                            Fixed Income
                                                               Fund
                                                            -----------
                                                              Class A
                                                               Shares
                                                            -----------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)                            4.75%
Maximum Sales Load Imposed on Reinvested Dividends              None
Deferred Sales Load (as a percentage of original purchase       None
 price or redemption proceeds, as applicable)
Redemption Fee                                                  None
Exchange Fee                                                    None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees                                                  .55%
12b-1 Fees (a) (after waiver)                                    .25%
Other Operating Expenses                                         .24%
                                                               -----
  Total Fund Operating Expenses (c)                             1.04%
                                                               =====



                                                                                  Fixed Income Fund
                                                            -------------------------------------------------------------
                                                                        Class B                  Class C        Class M
                                                                         Shares                 Shares (b)     Shares (b)
                                                            ------------------------------- ----------------- -----------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)                                     None                     None           3.50%
Maximum Sales Load Imposed on Reinvested Dividends                       None                     None           None
Deferred Sales Load (as a percentage of original purchase   5% during the first             1% during the        None
 price or redemption proceeds, as applicable)               year, decreasing 1%             first year
                                                            annually to 2% during
                                                            the fourth and fifth years;
                                                            decreasing to 0% after
                                                            the fifth year
Redemption Fee                                                           None                     None           None
Exchange Fee                                                             None                     None           None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees                                                           .55%                     .55%           .55%
12b-1 Fees (a) (after waiver)                                            1.00%                    1.00%           .50%
Other Operating Expenses                                                  .24%                     .24%           .24%
                                                                         ----                     ----          -----
  Total Fund Operating Expenses (c)                                      1.79%                    1.79%         1.29%
                                                                         ====                     ====          =====



     (a) "12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has voluntarily agreed to continue to limit the Class A 12b-1 Fees to 0.25% for the fiscal year 1998. Absent such waiver, the Class A 12b-1 Fees would have been 0.30% for the last fiscal year. The 12b-1 Fees as stated include a Service Fee.

     (b) Prior to October 14, 1997, Class C and Class M Shares were not offered.

     (c) For the fiscal year 1997, Total Fund Operating Expenses for Class A Shares would have been 1.09% without the 12b-1 Fee waiver.




                                                                                    Short Term Fund
                                                             -------------------------------------------------------------
                                                              Class A Shares       Class B Shares      Class C Shares (c)
                                                             ---------------- ----------------------- -------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)                               2.25%               None                  None
Maximum Sales Load Imposed on Reinvested Dividends                 None                None                  None
Deferred Sales Load (as a percentage of original purchase          None       2% during the first            None
 price or redemption proceeds, as applicable)                                 year, decreasing
                                                                              .50% annually to
                                                                              1% during the third
                                                                              year and dropping
                                                                              from 1% to 0% after
                                                                              the third year.
Redemption Fee                                                     None                None                  None
Exchange Fee                                                       None                None                  None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees                                                     .55%                .55%                  .55%
12b-1 Fees(a) (after waiver)                                        .25%                .75%                  .50%
Other Operating Expenses (after expense reimbursement) (b)          .20%                .20%                  .20%
                                                                  -----                ----                 -----
  Total Fund Operating Expenses                                    1.00%               1.50%                 1.25%
                                                                  =====                ====                 =====



     (a) "12b-1 Fees" represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The Distributor has voluntarily agreed to continue to limit the Class A 12b-1 Fees to 0.25% for the fiscal year 1998. Absent such waiver, the Class A 12b-1 Fees would have been 0.30% for the last fiscal year. The 12b-1 Fees as stated include a Service Fee.
     (b) The Adviser has agreed to reimburse the Fund's operating expenses other than Management Fees and Rule 12b-1 Fees related to Class A, Class B and Class C Shares for the amount, if any, by which such operating expenses for the fiscal year ended October 31, 1998, exceed 0.20% of the average net assets. Other Operating Expenses for Class A, Class B and Class C Shares would have been 1.06% respectively, and Total Fund Operating Expenses for Class A, Class B and Class C Shares would have been 1.86%, 2.36% and 2.11%, respectively, absent such waiver or reimbursement, for the fiscal year ended October 31, 1997.
     (c) Prior to October 1, 1997, Class C Shares were not offered.

                                                                                     Cumulative Expenses
                                                                                     Paid for the Period
Example*                                                                  1 year     3 years     5 years     10 years
----------------------------------------------------------------------   --------   ---------   ---------   ---------
An investor would pay the following expenses on a hypothetical $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

   Fixed Income Fund Class A Shares                                         $58         $79        $102        $169
   Fixed Income Fund Class B Shares                                          68          86         117         191
   Fixed Income Fund Class C Shares                                          26          51          88         192
   Fixed Income Fund Class M Shares                                          47          74         102         183
   Short Term Fund Class A Shares                                            32          54          77         142
   Short Term Fund Class B Shares                                            35          57          82         166
   Short Term Fund Class C Shares                                            13          40          69         151
An investor would pay the following expenses on the same $1,000 investment assuming (1) 5% annual return and (2) no redemption at the end of each time period:
   Fixed Income Fund Class A Shares                                         $58         $79        $102        $169
   Fixed Income Fund Class B Shares                                          18          56          97         191
   Fixed Income Fund Class C Shares                                          16          51          88         192
   Fixed Income Fund Class M Shares                                          47          74         102         183
   Short Term Fund Class A Shares                                            32          54          77         142
   Short Term Fund Class B Shares                                            15          47          82         166
   Short Term Fund Class C Shares                                            13          40          69         151



*The purpose of the above table is to help the investor understand the various costs and expenses that the investor will bear, directly or indirectly. The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A shares. See "Management of the Fund," "Distribution Plans," and "How to Buy Shares."

                             FINANCIAL HIGHLIGHTS


     The following tables set forth certain financial information for each class of shares for each Fund. This financial information has been audited by Price Waterhouse LLP, independent accountants. Their opinion and each Fund's Financial Statements and notes thereto are incorporated by reference in each Fund's Statement of Additional Information. Each Statement of Additional Information and each Fund's most recent Annual Report (containing the report of Independent Accountants and additional information relating to Fund performance) are available at no charge upon request by calling (800) 243-4361.

                               FIXED INCOME FUND

    (Selected data for a share outstanding throughout the indicated period)
--------------------------------------------------------------------------------


                                                                            Class A
                                                    --------------------------------------------------------
                                                                     Year Ended October 31,
                                                    --------------------------------------------------------
                                                          1997           1996         1995          1994
                                                    ---------------- ------------ ------------ -------------
Net asset value, beginning of period ..............       $13.27          $12.56        $11.94       $14.13
Income from investment operations
 Net investment income ............................         1.03            0.94          0.96         0.76
 Net realized and unrealized gain (loss) ..........         0.18            0.72          0.61        (1.35)
                                                       ---------        --------      --------    ---------
  Total from investment operations ................         1.21            1.66          1.57        (0.59)
                                                       ---------        --------      --------    ---------
Less distributions
 Dividends from net investment income .............        (0.98)          (0.95)        (0.95)       (0.77)
 Dividends in excess of net investment income .....           --              --            --        (0.05)
 Dividends from net realized gains ................           --              --            --        (0.63)
 Tax return of capital ............................           --              --            --        (0.15)
                                                       ---------        --------     ---------    ---------
  Total distributions .............................        (0.98)          (0.95)        (0.95)       (1.60)
                                                       ---------        --------     ---------    ---------
Change in net asset value .........................         0.23            0.71          0.62        (2.19)
                                                       ---------        --------     ---------    ---------
Net asset value, end of period ....................       $13.50          $13.27        $12.56       $11.94
                                                       =========       =========     =========    =========
Total return(1) ...................................         9.22%          13.75%        13.83%       (4.57)%
Ratios/supplemental data:
Net assets, end of period (thousands) .............     $191,486        $169,664      $168,875     $172,966
Ratio to average net assets of:
 Operating expenses ...............................         1.04%(5)        1.07%         1.10%        1.13%
 Net investment income ............................         7.28%           7.56%         8.10%        7.05%
Portfolio turnover ................................          295%            255%          201%         123%



                                                                              Class A
                                                    -----------------------------------------------------------
                                                                                                     From
                                                                                                   Inception
                                                                                                  12/18/89 to
                                                        1993         1992           1991           10/31/90
                                                    ------------ ------------ ---------------- ----------------
Net asset value, beginning of period ..............     $13.29       $12.81             $11.11             $11.91
Income from investment operations
 Net investment income ............................       1.14         1.24               1.22(2)          1.01(2)
 Net realized and unrealized gain (loss) ..........       1.08         0.50               1.71             (.78)
                                                      --------      -------       ------------     ------------
  Total from investment operations ................       2.22         1.74               2.93              .23
                                                      --------      -------       ------------     ------------
Less distributions
 Dividends from net investment income .............      (1.19)       (1.21)             (1.23)           (1.03)
 Dividends in excess of net investment income .....      (0.02)          --                 --               --
 Dividends from net realized gains ................      (0.17)       (0.05)                --               --
 Tax return of capital ............................        --            --                 --               --
                                                      --------     --------       ------------     ------------
  Total distributions .............................      (1.38)       (1.26)             (1.23)           (1.03)
                                                      --------     --------       ------------     ------------
Change in net asset value .........................       0.84         0.48               1.70             0.80
                                                      --------     --------       ------------     ------------
Net asset value, end of period ....................     $14.13       $13.29             $12.81           $11.11
                                                      ========     ========       ============     ============
Total return(1) ...................................      17.55%       14.11%             27.56%            1.85%
Ratios/supplemental data:
Net assets, end of period (thousands) .............   $176,859     $141,627            $68,139           $8,667
Ratio to average net assets of:
 Operating expenses ...............................       1.29%        1.48%              1.50%            1.20%
 Net investment income ............................       8.27%        9.42%             10.13%            9.59%
Portfolio turnover ................................        207%         116%               180%               2%




                                                                                   Class B
                                                    ---------------------------------------------------------------------
                                                                           Year Ended October 31,
                                                    ---------------------------------------------------------------------
                                                          1997           1996         1995          1994         1993
                                                    ---------------- ------------ ------------ ------------- ------------
Net asset value, beginning of period ..............       $13.25        $12.54       $11.93        $14.10        $13.25
Income from investment operations
 Net investment income ............................         0.92          0.85         0.86          0.68          1.04
 Net realized and unrealized gain (loss) ..........         0.18          0.71         0.61         (1.36)         1.08
                                                       ---------      --------      -------      --------      --------
  Total from investment operations ................         1.10          1.56         1.47         (0.68)         2.12
                                                       ---------      --------      -------      --------      --------
Less distributions
 Dividends from net investment income .............        (0.87)        (0.85)       (0.86)        (0.67)        (1.08)
 Dividends in excess of net investment income .....           --            --           --         (0.05)        (0.02)
 Dividends from net realized gains ................           --            --           --         (0.63)        (0.17)
 Tax return of capital ............................           --            --           --         (0.14)           --
                                                       ---------      --------     --------      --------      --------
  Total distributions .............................        (0.87)        (0.85)       (0.86)      ( 1.49)         (1.27)
                                                       ---------      --------     --------      --------      --------
Change in net asset value .........................         0.23          0.71         0.61         (2.17)         0.85
                                                       ---------      --------     --------      --------      --------
Net asset value, end of period ....................        $13.48       $13.25       $12.54        $11.93        $14.10
                                                       =========      ========     ========      ========      ========
Total return(1) ...................................         8.42%        12.84%       12.96%        (5.21)%       16.78%
Ratios/supplemental data:
Net assets, end of period (thousands) .............     $154,989      $142,869     $144,020      $156,629      $193,064
Ratio to average net assets of:
 Operating expenses ...............................         1.79%(5)      1.82%        1.85%         1.78%         1.99%
 Net investment income ............................         6.52%         6.80%        7.30%         6.46%         7.36%
Portfolio turnover ................................          295%          255%         201%          123%          207%



                                                        Class B            Class C            Class M
                                                    ---------------- ------------------ ------------------
                                                          From              From               From
                                                        Inception         Inception          Inception
                                                        1/3/92 to        10/14/97 to        10/14/97 to
                                                        10/31/92          10/31/97           10/31/97
                                                    ---------------- ------------------ ------------------
Net asset value, beginning of period ..............       $13.02            $14.22             $14.22
Income from investment operations
 Net investment income ............................         0.94              0.04               0.04
 Net realized and unrealized gain (loss) ..........         0.21             (0.74)             (0.73)
                                                       ---------        ----------         ----------
  Total from investment operations ................         1.15             (0.70)             (0.69)
                                                       ---------        ----------         ----------
Less distributions
 Dividends from net investment income .............        (0.92)            (0.04)             (0.05)
 Dividends in excess of net investment income .....           --                --                 --
 Dividends from net realized gains ................           --                --                 --
 Tax return of capital ............................           --                --                 --
                                                       ---------        ----------         ----------
  Total distributions .............................        (0.92)            (0.04)             (0.05)
                                                       ---------        ----------         ----------
Change in net asset value .........................         0.23             (0.74)             (0.74)
                                                       ---------        ----------         ----------
Net asset value, end of period ....................       $13.25            $13.48             $13.48
                                                       =========        ==========         ==========
Total return(1) ...................................         8.81%(4)         (5.00)%(4)         (4.97)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands) .............      $82,522              $284               $124
Ratio to average net assets of:
 Operating expenses ...............................         2.18%(3)          1.62%(3)           1.27%(3)
 Net investment income ............................         8.47%(3)          4.75%(3)           6.19%(3)
Portfolio turnover ................................          116%              295%               295%



-----------
(1) Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.38, respectively.
(3) Annualized
(4) Not annualized
(5) For the year ended October 31, 1997, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                                SHORT TERM FUND
     (Selected data for a share outstanding throughout the indicated period)
--------------------------------------------------------------------------------



                                                                        Class A
                                    -------------------------------------------------------------------------------
                                                                      Year Ended
                                                                      October 31,
                                    -------------------------------------------------------------------------------
                                          1997            1996            1995            1994            1993
                                    --------------- --------------- --------------- --------------- ---------------
Net asset value, beginning
 of period ........................          $4.91           $4.74           $4.61           $4.91           $4.83
Income from investment
 operations
 Net investment income ............           0.34(2)         0.33(2)         0.33(2)         0.29(2)          0.32(2)
 Net realized and
  unrealized gain (loss) ..........           0.14            0.17            0.13           (0.26)           0.08
                                       -----------     -----------     -----------     -----------     -----------
   Total from investment
    operations ....................           0.48            0.50            0.46            0.03            0.40
                                       -----------     -----------     -----------     -----------     -----------
Less distributions
 Dividends from net
  investment income ...............          (0.33)          (0.33)          (0.33)          (0.29)          (0.32)
 Dividends from net
  realized gains ..................             --              --              --           (0.03)             --
 Tax return of capital ............             --              --              --           (0.01)             --
                                       -----------     -----------     -----------     -----------     -----------
  Total distributions .............          (0.33)          (0.33)          (0.33)          (0.33)          (0.32)
                                       -----------     -----------     -----------     -----------     -----------
Change in net asset value .........           0.15            0.17            0.13           (0.30)           0.08
                                       -----------     -----------     -----------     -----------     -----------
Net asset value, end of
 period ...........................          $5.06           $4.91           $4.74           $4.61           $4.91
                                       ===========     ===========     ===========     ===========     ===========
Total return(1) ...................          10.08%          10.91%          10.27%           0.40%           8.49%
Ratios/supplemental data:
Net assets, end of period
 (thousands) ......................        $28,557         $13,702        $  9,303          $9,371          $6,829
Ratio to average net assets of:
 Operating expenses ...............           1.00%           1.00%           1.00%           1.00%           1.00%
 Net investment income ............           6.54%           6.88%           7.07%           5.99%           6.39%
Portfolio turnover ................            246%            232%            344%            121%            128%



                                        Class A
                                    ---------------
                                          From
                                       Inception
                                       7/6/92 to
                                        10/31/92
                                    ---------------
Net asset value, beginning
 of period ........................          $4.89
Income from investment
 operations
 Net investment income ............           0.08(2)
 Net realized and
  unrealized gain (loss) ..........          (0.06)
                                      ------------
   Total from investment
    operations ....................           0.02
                                      ------------
Less distributions
 Dividends from net
  investment income ...............          (0.08)
 Dividends from net
  realized gains ..................             --
 Tax return of capital ............             --
                                      ------------
  Total distributions .............          (0.08)
                                      ------------
Change in net asset value .........          (0.06)
                                      ------------
Net asset value, end of
 period ...........................          $4.83
                                      ============
Total return(1) ...................           0.40%(5)
Ratios/supplemental data:
Net assets, end of period
 (thousands) ......................         $6,531
Ratio to average net assets of:
 Operating expenses ...............           1.00%(4)
 Net investment income ............           5.79%(4)
Portfolio turnover ................              6%(4)



                                                                          Class B
                                           ------------------------------------------------------------------------------------
                                                                         Year Ended                                    From
                                                                         October 31,                                 Inception
                                           ----------------------------------------------------------------------    7/6/92 to
                                           1997            1996             1995         1994            1993        10/31/92
                                           -----------     -----------     ---------     ---------    -----------    ----------
Net asset value, beginning
 of period ........................          $4.91          $4.74            $4.61        $4.91          $4.83        $4.89
Income from investment
 operations
 Net investment income ............         0.31(3)          0.31(3)         0.30(3)       0.27(3)        0.30(3)       0.07(3)
 Net realized and
  unrealized gain (loss) ..........           0.15           0.17             0.13        (0.26)          0.08         (0.06)
                                           ----------      -----------     ----------    ----------   ----------     ----------
   Total from investment
    operations ....................           0.46           0.48            0.43         0.01           0.38           0.01
                                           ----------      -----------     ----------    ----------   ----------     ----------
Less distributions
 Dividends from net
  investment income ...............          (0.31)         (0.31)           (0.30)       (0.27)         (0.30)        (0.07)
 Dividends from ne
  realized gains ..................             --             --               --        (0.03)            --           --
 Tax return of capital ............             --             --               --        (0.01)            --           --
                                           ----------      -----------     ----------    ----------   ----------     ----------
  Total distributions .............          (0.31)         (0.31)           (0.30)       (0.31)         (0.30)        (0.07)
                                           ----------      -----------     ----------    ----------   ----------     ----------
Change in net asset value .........           0.15           0.17             0.13        (0.30)          0.08         (0.06)
                                           ----------      -----------     ----------    ----------   ----------     ----------
Net asset value, end of
 period ...........................          $5.06          $4.91            $4.74        $4.61          $4.91         $4.83
                                           ==========      ===========    ==========    ==========     ==========     ==========
Total return(1) ...................           9.51%         10.36%            9.71%       (0.03)%         8.02%         0.20%(5)
Ratios/supplemental data:
Net assets, end of perio
 (thousands) ......................        $10,318         $5,943           $4,659       $6,418          $3,968       $1,357
Ratio to average net assets of:
 Operating expenses ...............           1.50%          1.50%            1.50%        1.45%           1.45%        1.45%(4)
 Net investment income ............           6.05%          6.38%            6.59%        5.74%           5.79%        5.30%(4)
Portfolio turnover ................            246%           232%             344%         121%            128%           6%(4)


-----------
(1) Maximum sales charges are not included in total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.06, $0.08, $0.08, $0.09 and $0.14, respectively.
(3) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.06, $0.08, $0.08, $0.09 and $0.21, respectively.
(4) Annualized.
(5) Not annualized.



                                                           Class C
                                                     ------------------
                                                            From
                                                          Inception
                                                         10/1/97 to
                                                          10/31/97
                                                     ------------------
Net asset value, beginning of period .............             $5.15
Income from investment operations
 Net investment income ...........................              0.03(2)
 Net realized and unrealized gain (loss) .........             (0.09)
                                                        ------------
  Total from investment operations ...............             (0.06)
                                                        ------------
Less distributions
 Dividends from net investment income ............             (0.03)
 Dividends from net realized gains ...............                --
 Tax return of capital ...........................                --
                                                        ------------
  Total distributions ............................             (0.03)
                                                        ------------
Change in net asset value ........................             (0.09)
                                                        ------------
Net asset value, end of period ...................             $5.06
                                                        ============
Total return(1) ..................................             (1.30)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands) ............              $575
Ratio to average net assets of:
 Operating expenses ..............................              1.25%(3)
 Net investment income ...........................              5.51%(3)
Portfolio turnover ...............................               246%



-----------
(1) Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.04.
(3) Annualized
(4) Not annualized

                            PERFORMANCE INFORMATION

     Each Fund may, from time to time, include its yield and total return in advertisements, sales literature or reports to current and prospective shareholders. Both yield and total return figures are computed separately for each Class of Shares in accordance with formulas specified by the Securities and Exchange Commission. Yield and total return are based on historical earnings and are not intended to indicate future performance.

     The yield of each Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve month period to derive the Fund's yield for each class.

     Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such class of shares over a period of 1, 5 and 10 years (or the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A and Class M Shares or the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid. Performance data quoted for a class of shares covering periods prior to the inception of such class of shares will reflect historic performance of Class A Shares adjusted for the higher operating expenses applicable to such class of shares. Each Fund also may quote supplementally a rate of total return over different periods of time or by means of aggregate, average and year-by-year or other types of total return figures. In addition each Fund may from time to time publish material citing historical volatility for shares of each Fund.

     Each Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's, The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Lehman Brothers Aggregate Bond Index, Merrill Lynch Medium Quality Corporate Short-Term Bond Index, Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income indexes.

     Advertisements, sales literature and communications may contain information about each Fund or the Advisor's current investment strategies and management style. Current strategies and style may change to allow each Fund to respond quickly to a changing market and economic conditions. From time to time, each Fund may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Merrill Lynch Medium Quality Corporate Short-Term Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

     Performance information for the Funds reflect only the performance of a hypothetical investment in Class A, Class B, Class C or Class M Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for a Fund, see the Statement of Additional Information.

     Each Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of each Fund and a comparison of that performance to a securities market index.




                      INVESTMENT OBJECTIVES AND POLICIES

Fixed Income Fund
     The Fixed Income Fund's investment objective is to maximize current income consistent with the preservation of capital. The investment objective of the Fund is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. There can be no assurance that the Fund's investment objective will be achieved.

     The Fixed Income Fund will seek to achieve its objective by investing at least 65% of its total assets in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"); (b) debt securities issued by foreign issuers, including foreign governments and their political subdivisions ("Foreign Securities"); (c) securities rated at the time of purchase as investment grade ("Investment Grade Securities") by a nationally recognized statistical rating organization ("NRSRO"); and (d) high yield, high risk fixed income securities commonly referred to as "junk bonds". The Fund's assets generally will be invested in each market sector, but the Fund may invest any amount of its assets in any one sector (except for high yield, high risk corporate fixed income securities, in which sector the Fund will not invest more than 50% of its assets determined at the time of investment) and may choose not to invest in a sector in order to achieve its investment objective. The Adviser believes that by following this strategy, the Fund's net asset value is likely to be more stable than that of a fund which invests in only one of these four fixed income sectors. Greater stability would occur because, in general, broad diversification over several market sectors tends to reduce volatility. For certain of the risk considerations involved in an investment in the Fund, see "Investment Techniques and Related Risks."

     The table below shows the dollar weighted average of total investments, as of October 31, 1997, listed by Standard & Poor's ("S&P") rating categories, or comparable rating by another NRSRO. The column titled "Not Rated" reflects the percentage of portfolio holdings which were not rated by any NRSRO but which the Adviser has judged to be comparable in quality to the corresponding rating categories.




 S&P Rating       Rated      Not Rated
------------   ----------   ----------
AAA                10.3%        0.0%
AA                  3.8         0.0
A                   9.4         1.0
BBB                29.0         5.6
BB                 14.2         1.5
B                  10.4         7.7
CCC                 0.2         0.6
CC                  0.0         0.0
C                   0.0         0.0
D                   0.0         0.0
                   ----        ----
                   77.3        16.4



Short Term Fund
     The Short Term Fund's investment objective is to provide high current income relative to short-term investment alternatives, while attempting to limit fluctuations in the net asset value of the Fund's shares resulting from movements in interest rates. The Fund's investment objective is a fundamental policy and may not be changed without approval of the holders of a majority of the outstanding shares of the Fund. There can be no assurance that the Fund will achieve its investment objective.

     The Short Term Fund will seek to achieve its objective by investing in a diversified portfolio of fixed income securities comprised primarily of shorter-term securities having an expected remaining weighted average maturity of three years or less. The Fund will seek to achieve its objective by investing primarily in a portfolio of shorter-term securities in the following market sectors: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), (b) debt securities issued by foreign issuers, including foreign governments and their political subdivisions ("Foreign Securities"); and (c) high yield and investment grade fixed income securities. The Fund's assets generally will be invested in each fixed income sector; however, the Fund may invest any amount of its assets in any one sector (except the Fund may not invest more than 35% of its assets determined at the time of investment in foreign debt securities). The Fund may choose not to invest in a sector in order to achieve its investment objective. By following this strategy, the Fund's net asset value is anticipated to be relatively stable because, in general, broad diversification over several market sectors tends to reduce volatility. Under normal circumstances, the Fund's portfolio will be invested primarily in shorter-term fixed income securities.


     The Short Term Fund may, however, invest up to 35% of its assets in non-short-term securities of differing maturities and in preferred stock. There will be fluctuations in the Fund's net asset value per share in response to changes in the value of the securities in which the Fund invests due to changes in prevailing interest rates and other market and credit factors. It is anticipated that such fluctuations will generally be less than that of long-term securities, since the asset values of short-term securities (without regard to other market and credit factors) are typically less sensitive to interest rate movements than longer term securities.

     The Short Term Fund has no requirements regarding whether the securities it purchases must be rated. The Fund will typically invest at least 65% of its assets in Investment Grade Securities which are rated, at the time of investment, BBB or above by Standard & Poor's Corporation ("S&P"), Duff & Phelps Credit Rating Co. ("D&P") or Fitch Investor Services, Inc. ("Fitch"), or Baa or above by Moody's Investor's Service, Inc. ("Moody's") (or, in the case of unrated securities, judged by the Adviser to be of comparable quality). The Fund may invest up to 10% of its assets in High Yield-High Risk Securities rated, at the time of investment, lower than B and as low as Caa by Moody's and CCC by S&P, D&P, or Fitch. Fixed income securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds." The Fund may invest up to 35% of its assets in securities rated, at the time of investment, in securities rated below BBB/Baa to as low as B by S&P, D&P, Fitch or Moody's. The Fund will not invest in high yield securities rated at the time of investment lower than CCC by S&P, D&P or Fitch or lower than Caa by Moody's. Securities rated CCC by S&P are regarded by S&P as, on balance, predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. Although such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Securities rated Caa by Moody's are regarded by Moody's to be of poor standing. The Fund may, but is not obligated to, dispose of debt securities whose credit quality falls below investment grade. For a more complete description of ratings of corporate obligations, see the Appendix in the Statement of Additional Information. See also "Risk Factors and Special Considerations."


U.S. Government Securities

     The U.S. Government Securities in which the Funds may invest are (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance and include U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years) and U.S. Treasury bonds (generally maturities of greater than 10 years); and (2) obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association ("GNMA") Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (which line of credit is equal to the face value of the government obligation), (c) discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or (d) the creditworthiness of the instrumentality. The Funds may invest in U.S. Government Securities denominated in foreign currencies, such as U.S. Treasury obligations and securities issued by GNMA, FNMA, FHLMC and SLMA (each as defined below). An example of such an agency issue in which the Funds invest is PERLS (Principal Exchange Rate Linked Securities), which are bonds whose principal repayment, while paid in U.S. dollars, is linked to the level of the exchange rate between the U.S. dollar and the currency of one or more countries.

     Examples of agencies and instrumentalities that issue U.S. Government Securities in which the Funds will invest are GNMA, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA"), and Student Loan Marketing Association ("SLMA"). GNMA is a wholly owned corporate instrumentality of the United States and is authorized to borrow from the U.S. Treasury without limitation to meet its payment obligations on the mortgage-backed securities which it issues and guarantees. FNMA is a federally chartered but privately owned corporation which guarantees the timely payment of principal of and interest on the certificates it issues; the guarantee is not backed by the U.S. government. FHLMC and SLMA are corporate instrumentalities of the United States which guarantee the timely payment of interest on and the ultimate payment of principal of their certificates; the guarantee is not backed by the U.S. Government. With respect to obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities, guarantees as to the timely payment of principal and interest do not extend to the value of the Funds' shares. In addition, the market value of U.S. Government Securities fluctuates as interest rates change.


These securities may also include collateralized mortgage-backed obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are hybrid instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors. Mortgages backing U.S. Government Securities may include, among others, conventional 30-year fixed-rate mortgages, graduated-payment mortgages, 15-year mortgages and adjustable-rate mortgages.

     The Funds may also invest in pass-through securities that are derived from mortgages. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee).

     Mortgage pass-through securities, CMOs and REMICs are sometimes referred to as "derivatives," as their value is derived from the performance or value of such underlying instruments. The value of these instruments can fluctuate to a greater degree than other debt securities in response to changes in interest rates and under some circumstances the market for these securities can be less liquid. Mortgage backed securities may also be subject to prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the specific pattern of prepayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of the relevant mortgages cannot be known at that time. Therefore, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. This reinvestment risk is increased in the case of GNMA securities because principal is repaid monthly rather than in a lump sum at maturity.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of the risk of prepayment.


     The Funds may purchase pass-through securities at a premium or at a discount. The values of pass-through securities in which the Funds may invest will fluctuate with changes in interest rates. The value of such securities varies inversely with interest rates, except that when interest rates decline, the value of pass-through securities may not increase as much as other debt securities because of the prepayment feature. Changes in the value of such securities will not affect interest income from those obligations but will be reflected in the Funds' net asset value.



Foreign Securities


     The Foreign Securities in which the Funds may invest are issued by foreign issuers in developed countries considered creditworthy by the Adviser and in so-called emerging market countries. The Funds will invest in government obligations supported by the authority to levy taxes sufficient to ensure the payment of all principal and interest due on such obligations. Because foreign government obligations, like U.S. Government obligations, are generally guaranteed as to principal and interest by the government issuing the security, the principal risk of investing in foreign government obligations is that the foreign government will not, or will be unable to, meet its obligations. The Funds may also purchase securities of non-governmental issuers considered creditworthy by the Adviser. For a discussion of the risk considerations of investing in foreign securities, see "Investment Techniques and Related Risks." While a portion of the Fund's assets normally will be invested in securities issued abroad and denominated in foreign currencies ("non-U.S. dollar securities"), that amount may vary depending on the relative yield of such securities, the relative strength of the economies and the financial markets of such countries, the relative interest rates available in such countries and the relationship of such countries' currencies to the U.S. dollar. Investments in non-U.S. dollar securities and currency will be evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Normally, the Fixed Income Fund invests approximately 10-20% of its assets in non-U.S. dollar securities; however, the Fixed Income Fund does not intend to invest more than 50% of its assets in such securities. Under normal conditions, up to 35% of the Short Term Fund's assets may be invested in foreign securities. The Funds may hold foreign currency or buy and sell foreign currency contracts for hedging purposes to protect against declines in the U.S. dollar value of foreign securities held by the Funds and against increases in the U.S. dollar value of the foreign securities which the Funds might purchase. The Funds' investment restrictions limit their investments in any industry to 25% of its total assets. A foreign government will be treated as an industry for purposes of this restriction. See "Investment Restrictions" in the Statement of Additional Information.



Investment Grade Securities


     Investment Grade Securities of domestic issuers in which the Funds may invest are all types of long- or short-term debt obligations ("Debt Obligations"), such as bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, asset-backed securities, commercial and residential pass-through securities, collateralized mortgage obligations (including REMICs) issued by private issuers ("private label CMOs"), conditional sales contracts and commercial paper (including obligations secured by such instruments). The Fund may invest in Investment Grade Securities of U.S. issuers denominated in foreign currencies. The Investment Grade Securities that the Fund may purchase consist of securities rated in the top four rating categories by a NRSRO. Securities rated Baa or BBB are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, in the case of such obligations, than is the case for higher grade securities.



     Municipal bonds are debt obligations which generally have a maturity at the time of issue in excess of one year and are issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or specific revenue source. Industrial development bonds or private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities and are, in most cases, revenue bonds which do not generally carry the pledge of the full faith and credit of the issuer of such bonds, but depend for payment on the ability of the industrial user to meet its obligations (or any property pledged as security).


Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.



High Yield-High Risk Securities


     High Yield-High Risk Securities of domestic issuers in which the Funds may invest are preferred and preference stock and Debt Obligations. The Funds may invest in High Yield-High Risk Securities of domestic issuers which are denominated in foreign currencies. The High Yield-High Risk Securities that the Funds may purchase are securities in the lower rating categories of the NRSROs (BB through CCC and Ba through Caa), and unrated securities. (The fact that certain securities are unrated does not necessarily reflect the level of quality or risk that may be associated with such securities. Some issuers do not seek to have their securities rated.) These lower rated and comparable unrated securities, while selected for their relatively high yield, may be subject to greater fluctuations in market value and greater risks of loss of income and principal than higher rated securities. High yields often reflect the greater risks associated with the securities that offer such yields. Because of these greater risks, High Yield-High Risk Securities often carry lower ratings.

     Economic conditions can sometimes narrow the spreads between yields on lower rated (or comparable unrated) securities and yields on higher rated securities. If these spreads narrow to such a degree that the Adviser believes that the yields available on lower rated or comparable unrated securities do not justify the higher risks associated with those securities, the Funds may invest in higher rated or comparable unrated securities. Investments in high yield, high risk pass-through securities are subject to prepayment and reinvestment risks similar to those described above under "Investment Objective and Policies--U.S. Government Securities."

     High Yield-High Risk Securities may also include increasing rate notes. Increasing rate notes are high yielding, high risk securities with maturities ranging from two to five years, whose interest rates increase under specified conditions. They are issued as temporary financing with the intent of being replaced in six months or less. Accordingly, investments in these securities can result in the Funds having a higher than normal portfolio turnover rate. See "Portfolio Turnover."

     Some High Yield-High Risk Securities are convertible into or exchangeable for equity securities or carry the right--in the form of a warrant or as part of a unit with the security--to acquire equity securities. The Funds would ordinarily purchase these securities for their yield characteristics rather than for the purpose of exercising the associated rights to obtain equity securities. However, if the Funds obtain equity securities, the Funds may hold these equity securities for such period of time as the Adviser deems prudent, provided that the value of such equity securities will not at any time exceed 2% of a Fund's assets.

     The Adviser evaluates the purchase of High Yield-High Risk Securities for the Funds primarily through the exercise of its own investment and credit analysis and on the ratings assigned by NRSROs. The Funds will not invest in High Yield-High Risk Securities rated lower than CCC/Caa by a NRSRO. Such securities are regarded, on balance, as being of poor standing and predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. Although such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a more complete description of ratings of high yield securities obligations, see the Appendix.

     As a fundamental policy, the Fixed Income Fund's investments in High Yield-High Risk Securities will be limited to not more than 50% of its assets and the Short Term Fund will be limited to 35% of its assets. This restriction applies at the time of investment and any subsequent change in the percentage due to changes in market value of portfolio securities or other changes in the total assets will not be considered a violation of this restriction. Because of the additional risks associated with investments in these securities, an investor may wish to consider carefully the manner in which each Fund seeks its objective, and the investor's ability to assume these risks, before investing in the Funds.

General Investment Policies
     For temporary defensive purposes part or all of the Fixed Income Fund's assets may be in cash or invested in cash equivalents at the discretion of the Adviser. At times when the Adviser determines that Fund assets should be in cash or invested in cash equivalents for temporary defensive purposes, the Fund will not be investing in accordance with its investment objective. The Adviser will convert Fund assets to cash or invest in cash equivalents for temporary defensive purposes during periods of rising interest rates, unstable pricing and currency exchange or in response to extreme market fluctuations.

     The Fixed Income Fund expects that, under normal market conditions, the maturity of any single portfolio security will not exceed 30 years in the U.S. Government Securities sector, 15 years in the Foreign Securities sector, and 25 years in the Investment Grade Securities and High Yield-High Risk Securities sectors. However, the dollar-weighted average maturity of the securities in such sectors of the Fund's portfolio may vary significantly from time to time, based on such factors as the Adviser's expectations as to future changes in interest or exchange rates, the maturity schedules and possible prepayment of bonds held by the Fund and the characteristics and maturities of securities available in the market for purchase by the Fund at various future times. The adjustment of the Fund's dollar-weighted average maturity through the sale of portfolio holdings and the reinvestment of sale proceeds in securities of different maturities may cause the Fund's portfolio turnover rate to be higher than if the Fund had held its holdings until their maturity. For a discussion of portfolio turnover rate, see "Portfolio Turnover."

     As a fundamental policy, the Funds may borrow money from banks to the extent permitted under the 1940 Act. As an operating (non-fundamental) policy, the Funds do not intend to borrow any amount in excess of 10% of their respective assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of its assets, neither Fund will make additional investments when its borrowings are in excess of 5% of their total assets. If a Fund should determine to expand its ability to borrow beyond this current operating policy, the Prospectus would be amended and shareholders would be notified.



                    INVESTMENT TECHNIQUES AND RELATED RISKS


     In addition to the investment policies described above, the Funds may utilize the following investment practices or techniques.

Zero Coupon, Step Coupon and PIK Bonds
     The Fixed Income Fund may invest up to 15% of its assets, determined at the time of investment, in any combination of zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"), in the aggregate. The Short Term Fund will not invest more than 3% of its assets in zero coupon bonds. A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond's having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Funds will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets. See "Risk Factors" for additional information concerning the characteristics of zero coupon bonds, step coupon bonds and PIK bonds. See also "Dividends, Distributions and Taxes."

Options and Other Hedging Activities
     The Fixed Income Fund may write and purchase options, including over-the-counter options, for hedging purposes. The Fixed Income Fund may also engage in foreign currency exchange transactions and in transactions involving interest rate futures contracts and options thereon as a hedge against changes in exchange and interest rates. The Short Term Fund may enter into various hedging transactions, such as interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. The Short Term Fund reserves the right, but has no current intention, to enter into futures contracts, and to write and purchase options, including foreign currency options and over-the-counter options. For more information regarding the Funds' options activities, see the Statement of Additional Information.


     Interest Rate Transactions. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be maintained in a pledged account by the Fund's custodian. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.


Loan Participations
     The Funds may invest up to 5% of its net assets, determined at the time of investment, in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Funds may invest include interests in both secured and unsecured corporate loans. When the Funds purchase loan assignments from lenders, they will acquire direct rights against the borrower, but these rights and the Funds' obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Funds disposing of such securities at a substantial discount from face value or holding such securities until maturity. See the Statement of Additional Information.


Trading of Securities
     The Funds may trade securities from its portfolio which are not subject to options, or which are not held in a segregated account with its custodian, for short-term (less than one year) profits in order to take advantage of differentials in prices and yields or of fluctuations in interest rates, consistent with its investment objective.

Repurchase Agreements
     The Funds may enter into repurchase agreements with respect to U.S. Government Securities. Repurchase agreements may be entered into only with registered broker-dealers or government securities dealers ("dealers") and depository institutions ("banks") believed by National to present minimum credit risk in accordance with guidelines approved by the Funds' Directors/ Trustees. National will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price, mutually agreed upon with the purchaser of such security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreements shall be collateralized in an amount at least equal to 102% of the repurchase price. The Funds do not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securities during the period while the Funds seek to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights. The Funds will limit investments in repurchase agreements to 5% of their net assets.


Reverse Repurchase Agreements and Dollar Roll Agreements

     The Funds may enter into reverse repurchase agreements and dollar roll agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, a Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Reverse repurchase agreements and dollar roll agreements are considered a form of borrowing. At the time the Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will establish and maintain a pledged account with its Custodian containing any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having a value not less than the repurchase price (including accrued interest). The Funds' ability to enter into reverse repurchase agreements and dollar roll agreements is limited by the requirement to maintain assets in pledged accounts, by requirements relating to each Fund's status as a regulated investment company under the Code, and by the Funds' overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months and unless deemed liquid pursuant to procedures established by the Funds, they are subject to the Funds' overall limitations on investment in illiquid securities.


     While the use of reverse repurchase agreements and dollar roll agreements creates opportunities for increased income, the use of these agreements may cause losses. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities to be repurchased by the Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.


When-Issued Securities and Delayed Delivery Transactions
     The Funds may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly issued mortgage-backed securities occurs only when the composition of the underlying mortgage pools are set, typically once a month. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Funds will establish a segregated account with the Custodian in which it will maintain any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Funds will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Funds may sell their interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities. The Funds may not invest more than 25% of their net assets at the time of investment in securities purchased on a when-issued or delayed delivery basis.

Illiquid Securities

     The Funds will not invest more than 15% of their net assets (taken at market value at the time of the investment) in "illiquid securities." For this purpose, illiquid securities include:

securities subject to legal or contractual restrictions on resale (which may include private placements (Rule 144A securities)); repurchase agreements maturing in more than seven days; certain options traded over-the-counter that the Funds have purchased; certain securities being used to cover options a Fund has written; certain positions in interest-rate swaps, or interest-rate caps, collars, or floors; certain private issue interest-only and principal-only stripped securities; securities for which market quotations are not readily available; or other securities which legally or in the Adviser's or Trustees'/Directors' opinion may be deemed illiquid. Rule 144A of the Securities Act provides an exemption for the sale of restricted stock to facilitate trading between institutional investors in the private placement market. In determining whether a Rule 144A security is liquid, the Trustees/ Directors may take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Dollar roll transactions may be for terms ranging between one and six months and unless deemed liquid pursuant to procedures established by the Trustees/Directors are subject to the Funds' overall limitations on investment in illiquid securities.


Borrowing

     As a fundamental policy, the Funds may borrow money from banks to the extent permitted under the 1940 Act. The Funds do not intend at present to borrow money from banks or financial institutions other than for emergency or extraordinary purposes. The Funds will not borrow in excess of 10% of total assets or make additional investments when borrowings are in excess of 5% of their total assets. If the Funds should determine to expand their ability to borrow beyond this current operating policy, the Prospectus would be amended and shareholders would be notified. Reverse repurchase agreements and dollar roll transactions are treated as borrowings by the Funds, and therefore the Funds' entry into such transactions is subject to the Funds' overall limitations on borrowing.


Risk Factors and Special Considerations


High Yield-High Risk Securities
     Under normal conditions, up to 50% of the Fixed Income Fund's assets and up to 35% of the Short Term Fund's assets may be invested in high yield-high risk fixed income securities commonly referred to as "junk bonds." These securities ("High Yield-High Risk Securities") will ordinarily be in the lower rating categories of NRSROs or will be non-rated securities deemed by the Adviser to be substantially equivalent to securities in such lower rating categories. High Yield-High Risk Securities generally involve a greater volatility of price and risk of nonpayment of principal and interest than securities in higher rating categories and yields on these securities fluctuate over time.

     The risk of loss due to default by the issuer is significantly greater for the holders of High Yield-High Risk Securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of High Yield-High Risk Securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely impacting the market value of High Yield-High Risk Securities will adversely impact the Funds' net asset value to the extent the Funds' assets are invested in such securities. In addition, the Funds may incur additional expenses to the extent they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. Because the High Yield-High Risk Securities market is relatively new and its growth paralleled along economic expansion, it is not clear how this market may withstand a prolonged recession or economic downturn.

The Funds may have difficulty disposing of certain High Yield-High Risk Securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all High Yield-High Risk Securities, there is no established retail secondary market for many of these securities, and the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for High Yield-High Risk Securities does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security, and accordingly, the Funds' net asset values, and on the Funds' ability to dispose of particular issues when necessary to meet the Funds' liquidity needs or on the Funds' ability to respond to a specific economic event, or an event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds' portfolios. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. While all these considerations are generally relevant to many high yield securities, they may be particularly relevant to securities which represent, for example, the right to receive only the interest payments ("IOs") to be made on a particular security. The yield and value of IOs can be very sensitive to the rate of principal payments on the debt security as well as to various market factors. IOs issued by private issuers are generally considered illiquid. Government-issued IOs backed by fixed-rate mortgages may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of High Yield-High Risk Securities, especially in a thinly-traded market.

     From time to time, proposals have been discussed and new legislation adopted designed to limit the use of certain High

Yield-High Risk Securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such laws, or proposals, if enacted into law, could reduce the market for such securities generally, and could negatively affect the financial condition of issuers of High Yield-High Risk Securities and the high yield market in general. For example, under a provision of the Internal Revenue Code ("Code") enacted in 1989, a corporate issuer may be limited from deducting all of the original issue discount on high-yield discount obligations (i.e., certain types of debt securities issued at a significant discount to their face amount).

     The market values of High Yield-High Risk Securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Accordingly, these lower rated securities are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa, ratings which are considered investment grade, possess some speculative characteristics.

     The Funds have no requirements regarding whether the securities they purchase must be rated. While credit ratings evaluate the safety of principal and interest payments, they do not evaluate market value risk of High Yield-High Risk Securities. In addition, credit rating agencies may not change credit ratings on a timely basis to reflect subsequent events. Accordingly, use of lower rated securities places more importance on the ability of the Adviser than does investing in higher quality fixed income securities. The Adviser will base its investment decisions for the Funds on its own determination of reasonable investment risk and reward. The Adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of (i) general economic and financial conditions; (ii) a specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, and (e) fair market value of assets, and (iii) such other considerations as the Adviser may deem appropriate.

     Participation on Creditors' Committees. The Fixed Income Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the Adviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.



Foreign Securities


     Less public information may be available to the Adviser concerning issuers of foreign securities as compared to equivalent domestic issuers. In certain instances, there may be less government regulation of stock exchanges, brokers and banks in foreign countries than in the United States. In addition, differences exist among U.S. and foreign issuers with respect to growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In investing in bonds denominated in foreign currencies, the Funds will be subject to the risk of currency fluctuations. Foreign currencies may be affected by revaluation, future adverse political and economic developments, and governmental restrictions. The values of foreign investments and the investment income derived from them also may be adversely affected by changes in currency exchange control regulations.


     Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.



Securities Denominated in Foreign Currencies

     In investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Funds' assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.


     Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Funds' net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term.

     Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or its investors.


Zero Coupon, Step Coupon and PIK Bonds
     The Fixed Income Fund may invest up to 15% of its assets in any combination of zero coupon bonds, step coupon bonds and PIK bonds, in the aggregate. The Short Term Fund will not invest more than 3% of its assets in zero coupon bonds. See "Investment Techniques--Zero Coupon, Step Coupon and PIK Bonds." Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon, step coupon and PIK bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do bonds on which regular cash payments of interest are being made that have similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Funds must distribute their investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds or interest paid in additional debt obligations on PIK bonds. Because the Funds will not receive on a current basis cash payments in respect of accrued original issue discount on zero coupon bonds, step coupon bonds during the period before interest payments commence or interest paid in additional debt obligations on PIK bonds, the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code. See also "Dividends, Distributions and Taxes."



                            INVESTMENT RESTRICTIONS


     Not more than 25% of the total assets of the Funds will be concentrated in the securities of any one industry. As a diversified investment company, at least 75% of each Fund's total assets must be represented by cash or cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of each Fund. See the Statement of Additional Information for a detailed description of all of the Funds' investment restrictions.



                              PORTFOLIO TURNOVER



     A change in securities held by each Fund is known as "portfolio turnover" and may involve the payment by the Funds of dealer mark-up or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. The Funds' portfolio turnover rate will not be a limiting factor when the Adviser deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate may be higher if the Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position. A high turnover rate may involve greater expenses to the Funds and could involve realization of capital gains that would be taxable to the shareholders. Portfolio turnover rates for the fiscal years of the Funds are shown in the section "Financial Highlights."



                            MANAGEMENT OF THE FUND


     Each Fund is an open-end management investment company known as a mutual fund. The Directors of the Fixed Income Fund ("Directors") and the Trustees of the Short Term Fund ("Trustees") are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on Directors/Trustees by the 1940 Act, and the Maryland General Corporation Law and the laws of the Commonwealth of Massachusetts, respectively.



The Adviser


     The Funds' investment adviser is National Securities & Research Corporation, which is located at 56 Prospect Street, Hartford, Connecticut 06115. The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") of Hartford, Connecticut. Phoenix Home Life is a majority shareholder of Phoenix Duff & Phelps Corporation. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Its principal offices are located at One American Row, Hartford, Connecticut 06102. Phoenix Duff & Phelps Corporation is a New York Stock Exchange traded company that provides various financial advisory services to institutional investors, corporations and individuals through operating subsidiaries. The Adviser also acts as the investment adviser or manager for Phoenix Income and Growth Fund, Phoenix California Tax-Exempt Bonds, Inc., Phoenix Strategic Equity Series Fund: Phoenix Equity Opportunities Fund, and the Phoenix Worldwide Opportunities

Fund. The Adviser currently has approximately $970 million in assets under management. The Adviser has acted as an investment adviser for over sixty years.

     As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of each Fund's net assets and is payable monthly by each Fund. The monthly fee is computed at an annual rate of .55% on the first $1 billion of each Fund's average daily net assets, .50% on average daily net assets between $1 billion and $2 billion, and .45% on average daily net assets in excess of $2 billion. The ratio of management fees to average net assets for the fiscal year ended October 31, 1997 for each class of shares of each Fund was .55%.



The Portfolio Manager


     Mr. David L. Albrycht is Portfolio Manager of the Funds, and as such, is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Albrycht co-managed the Fixed Income Fund since March 1994, and assumed full management of the Fund in April 1995. He has been Portfolio Manager of the Short Term Fund since August 1993.


     Mr. Albrycht has also been the Portfolio Manager of the Phoenix Strategic Income Fund of the Phoenix Multi-Portfolio Fund since August 1993. Mr. Albrycht is a Managing Director, Fixed Income, of Phoenix Investment Counsel, Inc. and National. He has held various investment management positions with Phoenix Home Life from 1989 through 1995.



The Financial Agent


     Equity Planning also acts as financial agent of the Funds and, as such, performs administrative, bookkeeping and pricing functions for the Funds. As compensation for such services, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:


  First $100 million                                                 .05%
  $100 million to $300 million                                       .04%
  $300 million through $500 million                                  .03%
  Greater than $500 million                                          .015%



(b) a minimum fee of $70,000 for each Fund; and (c) an annual fee of $12,000 for each class of shares beyond one. For its services during each Fund's fiscal year ended October 31, 1997, Equity Planning received $145,836 from the Fixed Income Fund and $70,205 from the Short Term Fund or 0.04% and 0.24%, respectively, of each Fund's average net assets.



The Custodian and Transfer Agent


     The custodian of the assets of the Funds is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian"). The Funds have authorized the custodian to appoint one or more subcustodians for the assets of the Funds held outside the United States.


     Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Funds (the "Transfer Agent") for which it is paid $19.25 plus out-of-pocket expenses for each designated shareholder account. The Transfer Agent has and shall engage sub-agents from time to time to perform certain shareholder servicing functions for which such agents shall be paid a fee by Equity Planning.



Brokerage Commissions

     Although the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Funds. The Adviser may also select an affiliated broker-dealer to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker is reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.



                              DISTRIBUTION PLANS


     The offices of Equity Planning, the national distributor of the Funds' shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Director/Trustee and President of the Funds and a director and officer of Equity Planning. Michael
E. Haylon, a director of Equity Planning, is an officer of the Funds. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, William R. Moyer, Leonard J. Saltiel, and Thomas N. Steenburg are officers of the Funds and officers of Equity Planning.

     Equity Planning and the Funds have entered into amended and restated distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers each Funds' shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Funds have granted Equity Planning the exclusive right to purchase from the Funds and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank affiliated securities brokers are not permitted under the Glass-Steagall Act, the Directors/ Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.



     The sale of Fund shares through a bank or a securities broker affiliated with a bank is not expected to preclude the Funds from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.


     The Directors/Trustees have adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Funds (the "Class A Plan," the "Class B Plan," the "Class C Plan," the "Class M Plan" and collectively the "Plans"). The Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Fund shares and to pay for the furnishing of shareholder services. Pursuant to the Class A Plan, the Funds may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.05% annually of the average daily net assets of the Funds' Class A Shares. However, the Distributor has voluntarily agreed to waive reimbursement under the Class A Plan for fiscal year 1998. Pursuant to the Class B, Class C and Class M Plans adopted by the Fixed Income Fund, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75%, 0.75% and 0.25% annually of the average daily net assets of the Fund's Class B, C and M Shares, respectively. Pursuant to the Class B and C Plans adopted by the Short Term Fund, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.50% and 0.25% annually of the average daily net assets of the Fund's Class B and C Shares, respectively.


     Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting commissions and finance charges related to the payment of commissions; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the costs of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Directors/Trustees determine are reasonably calculated to result in the sale of shares of the Funds. In addition, each Fund will pay the Distributor 0.25% annually of the average daily net assets of the Funds for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers, as additional compensation with respect to sales of the Fixed Income Fund's Class C and M Shares, 0.75% and 0.25% and with respect to the Short Term Fund's Class C Shares, 0.25% of the average annual net asset value of each class, respectively.

     In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmissions of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.

     Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payments or reimbursement occurs prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment was made by a third party on behalf of the Fund. The Class B Plan, Class C Plan and Class M Plan, however, do not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods.

     For the fiscal year ended October 31, 1997, the Fixed Income Fund paid the Distributor $463,149 under the Class A Plan, $1,529,736 under the Class B Plan, $92 under the Class C Plan and $25 under the Class M Plan. For the fiscal year ended October 31, 1997, the Short Term Fund paid the Distributor $51,494 under the Class A Plan, $62,254 under the Class B Plan and $162 under the Class C Plan. The fees were used to compensate broker-dealers for servicing shareholder's accounts, including $72,223 paid to W.S. Griffith & Co., Inc., an affiliate, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Funds under the Class B Plans. Those expenses may be carried over and paid in future years. At October 31, 1997, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Fixed Income Fund Class B Plan of $1,710,933 (equal to 0.49% of the Fund's net assets) and $180,548 under the Short Term Bond Fund's Class B Plan (equal to 0.46% of the Fund's assets). These amounts have been carried into the present Class B Plan year for each Fund, respectively.

     On a quarterly basis, the Funds' Directors/Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Directors/Trustees conduct an additional more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Funds' Directors/Trustees and by a majority of the Directors/Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Directors"). Each Plan provides that it may not be amended to increase materially the costs which the Funds may bear without approval of the applicable class of shareholders of each Fund and that other material amendments must be approved by a majority of the Plan Directors by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Directors/Trustees who are not "interested persons" shall be committed to the discretion of the Directors/Trustees who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Directors or a majority of the applicable class of outstanding shares of each Fund.


     The Directors/Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Funds and all classes of shareholders.


     The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Directors/Trustees to suspend distribution fees or amend some or all of the Plans.



                               HOW TO BUY SHARES

How do you invest?

     You may open a fund account with an initial investment of $500. This amount is reduced to $25 for investments made under the "Investo-Matic" plan (see the New Account Application), individual retirement accounts or under the systematic exchange privilege described below. The initial investment requirement is waived for investments made under pension, profit sharing or employee benefit plans as well as in connection with reinvested dividends and distributions.


     You may make additional investments at any time with at least $25. The subsequent investment minimum is waived for investments made under pension, profit sharing or employee benefit plans as well as in connection with reinvested dividends and distributions.


     An application should be completed to open a new Phoenix Funds account. A check for the amount you wish to invest, made payable to the "Phoenix Funds," (along with the completed application if opening a new account), must be sent to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. See the Statement of Additional Information for more information regarding the reduction or elimination of the minimum initial or subsequent investments. You may also write to the Distributor at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-2200 or call (800) 243-1574.

     Shares are sold at the public offering price based on the net asset value for the class of shares bought next determined after State Street Bank receives your order. In most cases, in order to receive that day's public offering price, State Street Bank must receive your order before the close of trading on the New York Stock Exchange. Ownership of shares is recorded electronically in book entry form; no share certificates are available.


What are the classes and how do they differ?

     The Funds presently offer investors up to four classes of shares which bear sales and distribution charges in different amounts. Only the Fixed Income Fund currently offers Class M shares.

     Class A Shares. If you buy Class A Shares of the Fixed Income Fund, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). If you purchase Class A Shares of the Short Term Fund, you will pay a sales charge at the time of purchase equal to 2.25% of the offering price (2.30% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the Funds when they are sold. Class A Shares have lower Rule 12b-1 fees and pay higher dividends than any other class.

     Class B Shares. If you buy Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Fixed Income Fund Class B Shares within the first five years after they are bought, you will pay a sales charge of up to 5% of your shares' value. If you sell your Short Term Fund Class B Shares within the first three years after they are purchased, you will pay a sales charge of up to 2% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares." This charge declines each year to zero and may be waived under certain conditions. Class B shares have higher Rule 12b-1 fees and pay lower dividends than Class A and M Shares. Class B Shares automatically convert to Class A Shares eight years (for the Fixed Income Fund) or six years (for the Short Term Fund) after purchase. The Distributor intends to limit investments in Class B Shares to: (a) $250,000 for any person; (b) $1 million for any unallocated employer sponsored plan; and (c) $250,000 for each participant in any allocated qualified employer sponsored plan, including 401(k) plans, provided such plan uses an approved participant tracking system. Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, such entity has assets of over $10 million or more than 200 participant employees. Class B Shares will not be sold to anyone who is over 85 years old.

     Class C Shares. If you buy Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Fixed Income Fund Class C Shares within the first year after they are bought, you will pay a sales charge of 1% of your shares' value. Class C Shares of the Short Term Fund are not subject to any sales charge when shares are redeemed. See "Deferred Sales Charge Alternative--Class C Shares." Class C Shares have the same Rule 12b-1 fees and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares. Class C Shares are not currently offered for all Phoenix Funds.

     Class M Shares. If you buy Class M Shares of the Fixed Income Fund, you will pay a sales charge at the time of purchase equal to 3.50% of the offering price (3.63% of the amount invested). Class M Shares are not subject to any charges by the Fund when they are sold. Class M Shares have lower Rule 12b-1 fees and pay higher dividends than Class B and C Shares. Class M Shares do not convert to any other class of shares of the Fund. Class M Shares are not currently offered for all Phoenix Funds.



What arrangement is best for you?


     The alternative purchase arrangement permits you to choose the method of buying shares that is most beneficial to you given the amount of the purchase, the length of time you expect to hold the shares, whether you wish to receive distributions in cash or to reinvest them in additional shares, and other circumstances. You should consider whether, during the anticipated term of your investment, the accumulated continuing distribution and service fees and contingent deferred sales charges of one class would be more than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. See "Distribution Plans" and "Fund Expenses."


Initial Sales Charge Alternative--Class A and M Shares

     The public offering price of Class A and M Shares is the net asset value plus a sales charge that varies depending on the size of any "person's" (see "How To Obtain Reduced Initial Sales Charges--Class A and M Shares: Combination Purchase Privilege") purchase. Shares issued based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the Distributor as shown on the following tables.


Class A Shares--Fixed Income Fund



                                         Sales Charge as
                                         a percentage of
                                  -----------------------------
           Amount of                                   Net          Dealer Discount
          Transaction                Offering         Amount         Percentage of
       at Offering Price              Price          Invested        Offering Price
-------------------------------   -------------   -------------   -------------------
Under $50,000                          4.75%           4.99%              4.25%
$50,000 but under $100,000             4.50            4.71               4.00
$100,000 but under $250,000            3.50            3.63               3.00
$250,000 but under $500,000            3.00            3.09               2.75
$500,000 but under $1,000,000          2.00            2.04               1.75
$1,000,000 or more                    None            None               None



Class A Shares--Short Term Fund





                                         Sales Charge as
                                         a percentage of
                                  -----------------------------
           Amount of                                   Net          Dealer Discount
          Transaction                Offering         Amount         Percentage of
       at Offering Price              Price          Invested        Offering Price
-------------------------------   -------------   -------------   -------------------
Under $50,000                          2.25%           2.30%              2.00%
$50,000 but under $100,000             1.25            1.27               1.00
$100,000 but under $500,000            1.00            1.01               1.00
$500,000 but under $1,000,000          0.75            0.76               0.75
$1,000,000 or more                    None            None               None



Class M Shares (Fixed Income Fund Only)





                                       Sales Charge as
                                       a percentage of
                                -----------------------------
          Amount of                                  Net          Dealer Discount
         Transaction               Offering         Amount         Percentage of
      at Offering Price             Price          Invested        Offering Price
-----------------------------   -------------   -------------   -------------------
Under $50,000                        3.50%           3.63%              3.00%
$50,000 but under $100,000           2.50            2.56               2.00
$100,000 but under $250,000          1.50            1.52               1.00
$250,000 but under $500,000          1.00            1.01               1.00
$500,000 or more                    None            None               None



Deferred Sales Charge Alternative--
Class B and C Shares
     Class B Shares of both Funds and C Shares of the Fixed Income Fund are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge (the "CDSC") at the rates set forth below. Class C Shares of the Short Term Fund are purchased without an initial sales charge and are not subject to any sales charge when shares are redeemed. The charge will be multiplied by the then current market value or the initial cost of the Shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value. In addition, shares issued based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. To minimize the CDSC, shares not subject to any charge will be redeemed first, followed by shares held the longest time. The Distributor will add up all shares bought in any month and use the last day of the preceding month in calculating the amount of shares owned and time period held for Class B Shares. The trade date will be used for purposes of aging Class C Share investments.

Class B Shares--Fixed Income Fund





 Year      1      2      3      4      5     6+
------   ----   ----   ----   ----   ----   ---
CDSC     5%     4%     3%     2%     2%     0%



Class B Shares--Short Term Fund





 Year      1      2      3     4+
------   ----   ----   ----   ----   ----   ----
CDSC     2%     1.5%   1%     0%     --     --



Class C Shares--Fixed Income Fund





 Year      1     2+
------   ----   ----   ----   ----   ----   ----
CDSC     1%     0%     --     --     --     --



Dealer Concessions

     In addition to the dealer discount on purchases of Class A and M Shares, the Distributor intends to pay investment dealers: a sales commission of 4% of the sale price of Fixed Income Fund Class B Shares, a sales commission of 2% of the sale price of Short Term Fund Class B Shares and a sales commission of 1% of the sale price of Fixed Income Fund Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million;
(e) subject to certain exclusions, pay broker/dealers an amount equal to 0.50% of the amount of Short Term Fund Class C Shares sold above $250,000 but under $3 million plus 0.25% on the amount in excess of $3 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

How To Obtain Reduced Initial Sales Charges--Class A and M Shares
     Investors choosing Class A or M Shares may be entitled to reduced sales charges. The five ways in which sales charges may be avoided or reduced are described below.

     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A or M Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A or M Shares bought through investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


     Combination Purchase Privilege. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A or M Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.


     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


How To Obtain Reduced Deferred Sales Charges--
Class B and C Shares

     The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of the Funds or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC. Class C Shares of the Short Term Fund are not subject to any sales charge when redeemed.


Conversion Feature--Class B Shares

     Fixed Income Fund Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Short Term Fund Class B Shares will automatically convert to Class A Shares of the same Fund six years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if a Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                           INVESTOR ACCOUNT SERVICES


     The Funds mail periodic statements and reports to shareholders. In order to reduce the volume and cost of mailings, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports toll free at (800) 243-4361.


     In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574. More information relating to the shareholder account services can be found in the Funds' Statement of Additional Information ("SAI").


     Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal checking or savings account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent, by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price.

     Distribution Option. The Funds currently declare all income dividends and all capital gain distributions, if any, payable in shares of the Funds at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased in your account at the then current net asset value. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


     Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A or M Shares investor since a sales charge will be paid by the investor on the purchase of Class A or M Shares at the same time as other shares are being redeemed. For this reason, investors in Class A or M Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.



     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


     Tax Sheltered Retirement Plans. Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4361 for further information about the plans.


Exchange Privileges

     You may exchange shares of one Phoenix Fund for shares of another Phoenix Fund or any other Affiliated Phoenix Fund that extends reciprocal privileges to shareholders of the Phoenix Funds without paying any fees or sales charges. Class A Shares of the Short Term Fund held less than six months are not eligible for the Exchange Privilege. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. Exchanges of shares held in book-entry form may be exchanged for shares of the same class of other Phoenix Funds or Affiliated Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is made; and (5) if you have elected not to use the telephone exchange privilege (see below), a properly executed exchange request must be received by the Distributor.

Exchanges may be made over the telephone or in writing and may be made at one time or systematically over a period of time. Note, each Affiliated Phoenix Fund has different investment objectives and policies. You should read the prospectus of the fund into which the exchange is to be made before making any exchanges. This privilege may be modified or terminated at any time on 60 days' notice.

     Market Timer Restrictions. Because excessive trading can hurt Fund performance and harm shareholders, the Funds reserve the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.

     Telephone Exchanges. If permitted in your state and unless you waive this privilege in writing, you or your broker may sell or exchange your shares over the phone by calling the Distributor at (800) 243-1574. Reasonable procedures will be used to confirm that telephone instructions are genuine. In addition to requiring that the exchange is only made between accounts with identical registrations, the Distributor may require address or other forms of identification and will record telephone instructions. All exchanges will be confirmed in writing to you. If procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Funds and/or Distributor may be liable for following telephone instructions that prove to be fraudulent. Broker/dealers other than the Distributor assume the risk of any loss resulting from any unauthorized telephone exchange instructions from their firm or their registered representatives. You assume the risk if the Distributor acts upon unauthorized instructions it reasonably believes to be genuine. During times of severe economic or market changes, this privilege may be difficult to exercise or may be temporarily suspended. In such event, an exchange may be effected by written request by the registered shareowner(s).



                                NET ASSET VALUE


     The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of each Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of each Fund. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of each Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     The Funds' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Directors/Trustees or their delegates. Foreign and domestic fixed income securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Directors/Trustees when such prices are believed to reflect the fair value of such securities. Short-term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Directors/Trustees have determined approximates market value. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. For further information about security valuations, see the Statement of Additional Information.



                             HOW TO REDEEM SHARES


     You have the right to have the Funds buy back shares at the net asset value next determined after receipt of a redemption order, and any other required documentation in proper form, by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B and C Shares," above). Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Funds do not charge any redemption fees. Payment for shares redeemed is made within seven days, provided that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


     The requirements to redeem shares are outlined in the following table. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Funds at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

How can I sell my Shares?


[telephone graphic] By Phone  [bullet] Sales up to $50,000
                              [bullet] Not available on most retirement accounts
(800) 243-1574                [bullet] Requests received after 4PM will be
                                       executed on the following business day

[check graphic] By Check      [bullet] Select checkwriting on your New Account
                                       Application
                              [bullet] $500 or more per check
                              [bullet] Cannot be used to close an account

[envelope graphic] In Writing [bullet] Letter of instruction from the registered owner including the fund and account
                                       number and the number of shares or dollar amount you wish to sell
                              [bullet] No signature guarantee is required if
                                       your shares are registered individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform
                                       Transfers to Minors Act, the proceeds of the redemption do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record

     Shares previously issued in certificate form cannot be redeemed until the certificated shares have been deposited to your account.


Telephone Redemptions

     The Funds and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Funds and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/ dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Funds and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be temporarily suspended. In such event, a redemption may be effected by written request by following the procedure outlined above.


Written Redemptions

     If you elect not to use the telephone redemption or telephone exchange privileges, you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


Account Reinstatement Privilege



     You have a one time privilege of using redemption proceeds from Class A, B, C and M Shares to purchase Class A Shares of any Affiliated Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request to reinstate your account must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinstatement Privilege.


Redemption in Kind

     To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling such securities.



Redemption of Small Accounts


     Due to the relatively high cost of maintaining small accounts, the Funds reserve the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Funds redeem these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Funds intend to continue to qualify annually as a regulated investment company under Subchapter M of the Code and to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If the Funds so qualify, they generally will not be subject to Federal income tax on the income it distributes.

     Income dividends will be declared daily and paid monthly. Capital gain distributions, if any, will be paid at least annually. An additional capital gain distribution may be paid after the end of the Funds' fiscal year.

     The Funds will be subject to a nondeductible 4% excise tax if it fails to meet certain annual distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Funds to make distributions more frequently than described in the previous paragraph.

     Unless a shareholder elects to receive distributions in cash, dividends will be paid in additional shares of the Funds credited at the next asset value per share on the ex-dividend date. Dividends and distributions, whether received in cash or in additional shares of the Funds, generally are subject to Federal income tax and may be subject to state, local and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by each Fund.

     Capital gains, if any, distributed to shareholders and designated by the Funds as long-term capital gain dividends are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Funds have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

     Dividends and distributions generally will be taxable to shareholders in the taxable year of the shareholder in which they are received. However, dividends and distributions declared by a Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.

     A redemption or other disposition (including an exchange) of shares of a Fund generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon the shareholder's holding period for his or her shares. In addition, if shares of a Fund are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made. In addition, special rules may apply to determine the amount of gain or loss realized on an exchange.


     Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source.


     The Funds may recognize interest attributable to them from holding zero coupon securities. Current federal law requires that for most zero coupon securities, a holder (such as the Funds) must accrue a portion of the discount at which the security was purchased as income each year even though the Funds receive no interest payment in cash on the security during the year. As a regulated investment company, each Fund must pay out substantially all of its net investment income each year. Accordingly, the Funds may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Funds actually received. Such distributions will be made from the cash assets of each Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Funds may realize a gain or loss from such sales.


     Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes. Foreign shareholders may be subject to U.S. Federal income tax rules that differ from those described above. For more information regarding distributions and taxes, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.



Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     The Funds send to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing Federal income tax returns. Investors are urged to consult their attorney or tax advisor regarding specific questions as to Federal, foreign, state or local taxes.

                            ADDITIONAL INFORMATION


Organization of the Funds
     Phoenix Multi-Sector Fixed Income Fund, Inc. The Fixed Income Fund was organized as a corporation under the laws of the State of Maryland on September 20, 1989. On December 23, 1993 shareholders approved a change in the name of the Fund, effective January 1, 1994, to reflect the Fund's affiliation with Phoenix Home Life, which resulted from the transfer of ownership of the Fund's Adviser to Phoenix Home Life on May 14, 1993. Prior to January 1, 1994, the Fund's name was "National Multi-Sector Fixed Income Fund, Inc."

     The Articles of Incorporation, as amended, provide for the issuance of up to 500,000,000 Shares. The Fund's Shares are divided equally among four classes, each consisting of 125,000,000 Shares. The Fund issues Class A, Class B, Class C and Class M Common Stock. The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, exchange or similar rights, and will be freely transferable. There is no requirement or intention to hold annual meetings of shareholders. Accordingly, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a meeting for the election of Directors. Shareholders may, in accordance with the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of a Director or Directors. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate at least 10% of the Fund's outstanding shares. The Directors will provide appropriate assistance to shareholders, in compliance with the provisions of the 1940 Act, if such a request for a meeting is received. Except as set forth above, the Directors will continue to hold office and appoint successor Directors. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Directors can elect all of the Directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Directors. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."

     Phoenix Multi-Sector Short Term Bond Fund. The Short Term Fund was organized under Massachusetts law on February 20, 1992 as a business trust. On December 23, 1993, shareholders of the Fund approved a change in the name of the Fund, to reflect the Fund's affiliation with Phoenix Home Life, which resulted from the transfer of ownership of the Adviser to Phoenix Home Life on May 14, 1993. On February 22, 1996, the Trustees approved another change in the Fund's name to more accurately reflect its present investment policies and objectives. Prior to this revision, the Fund's name was "Phoenix Asset Reserve." The Declaration of Trust, as amended, provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of beneficial interest of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, having three classes of shares.


     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders may be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. The Trustees will provide appropriate assistance to shareholders, in compliance with the provisions of the 1940 Act, if such a request for a meeting is received. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Fund's Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."

     The Declaration of Trust establishing the Fund (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the name "Phoenix Multi-Sector Short Term Bond Fund" refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their personal property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.


Registration Statement

     This Prospectus does not contain all the information included in each Fund's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statements may be obtained from the Securities and Exchange Commission in Washington, D.C. upon payment of the prescribed fee.

                                   APPENDIX

                      Description of Certain Bond Ratings

Moody's Investor's Service, Inc.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Standard & Poor's Corporation
     BB, B, CCC--Bonds rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions. Ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirement.


     B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


     CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


     CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.


     C--Bonds are in imminent default in payment of interest or principal.

BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type                          Give Social Security Number or Tax Identification Number of:
-------------------------------------------------------------------------------------------------------
Individual                            Individual
-------------------------------------------------------------------------------------------------------
Joint (or Joint Tenant)               Owner who will be paying tax
-------------------------------------------------------------------------------------------------------
Uniform Gifts to Minors               Minor
-------------------------------------------------------------------------------------------------------
Legal Guardian                        Ward, Minor or Incompetent
-------------------------------------------------------------------------------------------------------
Sole Proprietor                       Owner of Business (also provide owner's name)
-------------------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust     Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
-------------------------------------------------------------------------------------------------------
Corporation, Partnership,
Other Organization                    Corporation, Partnership, Other Organization
-------------------------------------------------------------------------------------------------------
Broker/Nominee                        Broker/Nominee
-------------------------------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        [bullet] A corporation
        [bullet] Financial institution
        [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement
                 Plan, 403(b), Keogh)
        [bullet] United States or any agency or instrumentality thereof [bullet] A State, the District of Columbia, a possession of the United
                 States, or any subdivision or instrumentality thereof
        [bullet] International organization or any agency or instrumentality thereof
        [bullet] Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        [bullet] Real estate investment trust
        [bullet] Common trust fund operated by a bank under section 584(a) [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        [bullet] Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal
      Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.
-----------

This Prospectus sets forth concisely the information about the Phoenix Multi-Sector Fixed Income Fund, Inc. and the Phoenix Multi-Sector Short Term Bond Fund (the "Funds") which you should know before investing. Please read it carefully and retain it for future reference.

Each Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about each Fund, dated February 27, 1998. The Statements contain more detailed information about the Funds and are incorporated into this Prospectus by reference. You may obtain a free copy of the Statements by writing the Funds c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating to the Funds is contained in the Annual Report to Shareholders for the year ended October 31, 1997 for each Fund and are incorporated into the Statements of Additional Information by reference.


                 [Recycle logo] Printed on recycled paper using soybean ink

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

[BACK COVER]

Phoenix Funds                                               -------------------
PO Box 2200                                                    BULK RATE MAIL
Enfield CT 06083-2200                                           U.S. POSTAGE
                                                                    PAID
                                                               SPRINGFIELD, MA
                                                               PERMIT NO. 444
                                                            -------------------



[LOGOTYPE] PHOENIX
           DUFF & PHELPS





PDP 694 (2/98)

                   PHOENIX MULTI-SECTOR SHORT TERM BOND FUND



                               101 Munson Street
                        Greenfield, Massachusetts 01301



                      Statement of Additional Information
                               February 27, 1998



     This Statement of Additional Information is not the Prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Multi-Sector Short Term Bond Fund (the "Fund") dated February 27, 1998 and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.



                               TABLE OF CONTENTS


                                                 PAGE
                                                -----
THE FUND ......................................   2
INVESTMENT OBJECTIVE AND POLICIES .............   2
INVESTMENT RESTRICTIONS .......................   2
INVESTMENT TECHNIQUES .........................   3
PERFORMANCE INFORMATION .......................   9
PORTFOLIO TRANSACTIONS AND BROKERAGE ..........  10
SERVICES OF THE ADVISER .......................  11
NET ASSET VALUE ...............................  12
HOW TO BUY SHARES .............................  12
INVESTOR ACCOUNT SERVICES .....................  14
TAX SHELTERED RETIREMENT PLANS ................  15
REDEMPTION OF SHARES ..........................  15
DIVIDENDS, DISTRIBUTIONS AND TAXES ............  16
THE DISTRIBUTOR ...............................  18
PLANS OF DISTRIBUTION .........................  19
TRUSTEES AND OFFICERS .........................  20
OTHER INFORMATION .............................  27
APPENDIX ......................................  28


                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunication Device TTY: (800) 243-1926











PDP 694B (2/98)

                                   THE FUND

     Phoenix Multi-Sector Short Term Bond Fund is a diversified open-end, management investment company, consisting currently of one series, with three classes of shares. The Fund was organized as a business trust under Massachusetts law on February 20, 1992. On December 23, 1993, shareholders of the Fund approved a change in the name of the Fund, to reflect the Fund's affiliation with Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), which resulted from the transfer of ownership of the Fund's investment adviser to Phoenix Home Life on May 14, 1993. On February 22, 1996, the Trustees approved another change in the Fund's name to more accurately reflect its present investment policies and objectives. Prior to this revision, the Fund's name was "Phoenix Asset Reserve." On August 27, 1997, the Trustees approved an amendment to the Trust creating a third class of shares ("Class C Shares").


                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide high current income relative to other short-term investment alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. There is no assurance that the Fund will achieve its investment objective.


                            INVESTMENT RESTRICTIONS

Fundamental Policies
     The following investment restrictions are fundamental policies that cannot be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, which as used herein means the vote of the lesser of
(i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

     The Fund may not:

 (1) with respect to 75% of the total assets of the Fund (taken at market value at the time of purchase), invest more than 5% of the value of its total assets in the securities of any one issuer, or, with respect to 100% of the total assets of the Fund, own more than 10% of the outstanding voting securities of any one issuer, in each case other than U.S. Government securities (as defined in the 1940 Act);

 (2) invest 25% or more of the value of its total assets in securities of issuers engaged in any one industry (excluding U.S. Government securities as defined in the 1940 Act);

 (3) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (other than real estate limited partnership interests));

 (4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate or foreign currency-related hedging instrument, subject to compliance with any applicable provisions of the federal securities or commodities laws.

 (5) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures;

 (6) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, enter into reverse repurchase agreements or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into transactions in options, futures and options on futures as described in the Prospectus and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Fund's assets);

 (7) lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 1/3 of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees;

 (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; or

 (9) maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in this Statement of Additional Information for transactions in options, futures, and options on futures.

Non-Fundamental Policies
     The following restrictions of the Fund are not fundamental policies and may be changed by the Board of Trustees of the Fund without shareholder approval. The Fund may not:

 (A) invest for the purpose of exercising control or management;

 (B) purchase securities of other investment companies, except that the Fund may, for temporary purposes, purchase shares of money market mutual funds, subject to such restrictions as may be imposed by the 1940 Act and rules thereunder, or by any State in which shares of the Fund are registered;

 (C) invest more than 15% of the net assets of the Fund (taken at market value at the time of the investment) in "illiquid securities". Illiquid securities may include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, certain securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's or Trustees' opinion are not deemed liquid;

 (D) invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in securities of issuers (other than issuers of Federal agency obligations) having a record, together with predecessors or unconditional guarantors, of less than three years of continuous operation;

 (E) purchase or retain securities of any issuer if 5% of the securities of such issuer are owned by those officers and directors or trustees of the Fund or of the Adviser who each own beneficially more than 1/2 of 1% of its securities;

 (F) purchase securities for the Fund from, or sell portfolio securities to, any of the officers and directors or trustees of the Fund or of the Adviser; or

 (G) borrow any amount in excess of 10% of the Fund's total assets or make additional investments when the Fund's borrowings are in excess of 5% of the Fund's total assets.

     Notwithstanding the provisions of restriction (G), the Fund has no current intention of borrowing money from banks or other financial institutions, other than on a temporary basis for emergency or extraordinary purposes, provided, however, that the provisions of restriction (G) shall not be deemed to apply to reverse repurchase agreements and other investment techniques which may be deemed to constitute borrowings for purposes of the 1940 Act.

     Unless otherwise indicated, all percentage limitations listed above apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's net assets will not be considered a violation.


                             INVESTMENT TECHNIQUES

     The Fund may utilize the following practices or techniques in pursuing its investment objective.

Mortgage-Related Securities
     GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The GNMA Certificates in which the Fund will invest will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

     FNMA Certificates. The Federal National Mortgage Association ("FNMA") is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

     Each FNMA Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate and adjustable mortgage loans secured by multifamily projects.

     FHLMC Certificates. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

     FHLMC Certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC Certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

     Adjustable Rate Mortgages--Interest Rate Indices. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

     A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

     LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

Stripped Mortgage-Related Securities
     The cash flows and yields on interest-only ("IO") and principal-only ("PO") classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on the PO class will be affected more severely than would be the case with a traditional Mortgage-Backed Security.

Borrowing and Reverse Repurchase Agreements
     The Fund may borrow for temporary administrative or emergency purposes. This borrowing may be unsecured. The Investment Company Act of 1940, as amended (the "1940 Act") requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of the Fund's borrowings, additional investment will not be made while unsecured bank borrowing is in excess of 5% of the Fund's total assets. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


     Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.


     The Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.


     The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund's entry into dollar roll transactions is subject to the Fund's overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investment in illiquid securities.


Lending Portfolio Securities

     The Fund may make secured loans of its portfolio securities to broker-dealers and other financial institutions. The 1940 Act requires that (a) the borrower pledge and maintain collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities borrowed rises (i.e., the value of the loan is "marked to the market" on a daily basis); (c) the loan be made subject to termination by the Fund at any time; and (d) the Fund receives reasonable interest on the loan (which may include the investing of any cash collateral in high quality interest-bearing liquid investments), any distributions on the loaned securities, and any increase in their market value. In addition, voting rights may pass with the loaned securities, but if a material event were to occur, the loan must be called and the securities voted by the Fund.


Hedging

     The Fund may write and purchase options, including over-the-counter options, for hedging purposes. The Fund may also engage in foreign currency exchange transactions and in transactions involving interest rate futures contracts and options thereon as a hedge against changes in exchange and interest rates, respectively. Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest or exchange rate environment. The Adviser believes it is possible to reduce the effects of interest and exchange rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.


     The costs of and possible losses incurred from hedging activities may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from options transactions and hedging activities would be expected to offset anticipated losses or a portion thereof. See "Dividends, Distributions and Taxes."


     The Fund will not enter into options or futures transactions for speculative purposes, but only as a hedge against changes in the values of securities in its portfolio, or sectors thereof, or in securities that it intends to acquire resulting from market conditions.

Options on Securities and Indexes

     The Fund may, as specified in the Prospectus, purchase and sell both put and call options on debt or other securities or indexes in standardized contracts traded on foreign or national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specified group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A put option on a security or an index is "covered" if the Fund maintains cash or cash equivalents equal to the exercise price in a segregated account with its custodian. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

     If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the last bid prices.


Risks Associated with Options on Securities and Indexes

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

Foreign Currency Options
     The Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Futures Contracts and Options on Futures Contracts
     The Fund may use interest rate, foreign currency or index futures contracts, as specified in the Prospectus. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     As long as required by regulatory authorities, the Fund will limit its use of futures contracts and futures options to hedging transactions. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.


Limitations on Use of Futures and Futures Options

     The Fund will not enter into a futures contract or futures options contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When entering into a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

     In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Fund avoids being deemed a "commodity pool," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any Funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.


Risks Associated with Futures and Futures Options

     There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts
     Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


                            PERFORMANCE INFORMATION


     As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Average annual return and yield are computed separately for Class A, Class B and Class C Shares in accordance with the formulas specified by the Commission. The yield will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a 12-month period to derive the Fund's yield. For the 30-day period ending October 31, 1997, the Class A Shares yield, calculated pursuant to this formula, was 6.01%. The Class B Shares yield was 5.61% and the Class C shares yield was 5.43%, calculated pursuant to this formula.


     Average annual total return quotations will be computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1 + T)(n) = ERV

Where: P = hypothetical initial payment of $1,000
T        = average annual total return
n        = number of years
ERV      = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     Performance quoted for Class C Shares covering periods prior to the inception of Class C Shares will reflect historical performance of Class A Shares adjusted for the higher operating expenses applicable to Class C Shares.


     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond figures to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, CS First Boston High Yield Index, Merrill Lynch Medium Quality Corporate Short-Term Bond Index, and Salomon Brothers Corporate Bond and Government Bond Indices.

     For the one year and five year periods ended October 31, 1997, the average annual total return of the Class A Shares was 7.67% and 7.47%, respectively, and from inception, July 6, 1992 through October 31, 1997 was 7.09%. For the one year and five year periods ended October 31, 1997 and since inception, July 6, 1992 for the Class B Shares, the average annual total return was 8.02%, 7.45% and 6.99%, respectively. Since inception, October 1, 1997, through October 31, 1997 the Class C Shares average annual total return was -1.30%.



     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A, Class B or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Share's maximum sales charge of 2.25% and assumes reinvestment of all income dividends and capital gain distributions during the period.


     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.


     The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of; the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.


     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor Federal, state, local and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Fund and its shareholders.


     The Fund paid no brokerage commissions for the fiscal years ended October 31, 1997, 1996, and 1995.



                            SERVICES OF THE ADVISER

     The Adviser, National Securities & Research Corporation, provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.


     The Adviser is a direct subsidiary of Phoenix Duff & Phelps Corporation whose majority shareholder is Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut. The Adviser also serves as investment adviser to Phoenix Worldwide Opportunities Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, and Phoenix Strategic Equity Series Fund:
Phoenix Equity Opportunities Fund. The Adviser currently has $970 million in assets under management and has acted as an investment adviser for over sixty years.


     The current Management Agreement was approved by the Board of Trustees on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and it will continue in effect until lapsed or terminated. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Trustees or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.

     The Management Agreement provides that the Adviser is not liable for any act or omission in the course of or in connection with rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.


     As compensation for its services the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at the annual rate of 0.55% of the Fund's average daily net assets up to $1 billion; 0.50% of the Fund's average daily net assets from $1 billion to $2 billion; and 0.45% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended October 31, 1995, 1996, and 1997 amounted to $78,929, $86,482 and
$159,118, respectively, a portion of which amounts were waived by the Adviser.


     The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.

     In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not "interested persons," interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports, and prospectuses excluding those copies used for sales purposes which the Distributor purchases), accounting services fees, insurance expenses, litigation expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and all costs incident to the Fund's existence as a Massachusetts business trust.


     The Adviser has agreed to reimburse the Fund's operating expenses other than Management Fees and Rule 12b-1 Fees related to each Class of Shares for the amount, if any, by which such operating expenses for the fiscal year ended October 31, 1998, exceed 0.20% of the average net assets. The Total Fund Operating Expenses for Class A, Class B and Class C Shares would have been 1.86%, 2.36% and 2.11%, respectively, absent such waiver or reimbursement for the fiscal year ended October 31, 1997. The Adviser has not undertaken to extend the reimbursement beyond fiscal year 1998.


     The Adviser has agreed, under the terms of the Management Agreement, to reimburse the Fund to the extent that, in any fiscal year, the aggregate annual expenses of the Fund, exclusive of payments made pursuant to a Rule 12b-1 distribution plan, taxes, brokerage fees, interest, and extraordinary charges such as litigation costs, exceed the most restrictive expense limitations imposed by any state in which the Fund's shares are qualified for offer or sale. Currently, the most restrictive expense limitations applicable to the Fund, which provides that aggregate annual expenses of an investment company (which excludes interest, taxes, certain annual distribution plan expenses, litigation costs, and capital items such as brokerage costs) shall not exceed 2.5% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of the Fund's average net assets, and 1.5% of the remaining average net assets of the Fund for any fiscal year. To the extent that the Fund's expenses exceed this limitation, the Adviser would be required to reduce or rebate its management fee. The Adviser would not be required to absorb any other Fund expenses in excess of its fees. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Fund would take such action necessary to eliminate this expense limitation. See the "Fund Expenses" Table in the Fund's current Prospectus for further information.


                                NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.



Alternative Purchase Arrangements

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Dividends paid by the Fund, if any, with respect to each Class will be calculated in the same manner at the same time on the same day, except that the higher distribution and services fee relating to Class B and C shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."


     Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share ("Class C Shares"), or with a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase ("Class A Shares"), or (ii) on a contingent deferred basis ("Class B Shares"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.


Class A Shares

     An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares are subject to an ongoing distribution and services fee at an annual rate of up to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares. However for the fiscal year 1998, the Distributor has voluntarily agreed to limit the distribution and services fee for Class A Shares to 0.25%. In addition, certain purchases of Class A shares qualify for reduced initial sales charges. See the Fund's current Prospectus for additional information.



Class B Shares
     An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Fund's current Prospectus for additional information.


     Class B shares are subject to an ongoing distribution and services fee at an annual rate of up to .75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Class B shares will automatically convert to Class A shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B shares that have been outstanding for a period of time sufficient for the Adviser and the Distributor to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution related expenses.

     Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.


     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.


Class C Shares

     Class C Shares are purchased without an initial sales charge and are not subject to any sales charge when shares are redeemed. All purchases, including reinvestments of dividend and capital gain distributions, and redemptions are made at the net asset value per share of the Fund. Class C Shares are subject to an ongoing distribution and services fee at an annual rate of 0.50% of the Fund's aggregate average daily net assets attributable to the Class C Shares. Class C Shares do not convert to another Class of Shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.

     The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the contingent deferred sales charge incurred upon redemption within three years of purchase. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution and services fee with respect to the Class B shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A shares.



                           INVESTOR ACCOUNT SERVICES


     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.



     Exchanges. Class A Shares of the Fund held under six months are not eligible for the exchange privilege. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to minimum initial investment requirements of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").


     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or succeeding business day), without sales charge.


     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.



     Invest-By-Phone. This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to your bank account.


     To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 p.m. (Eastern Time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

     The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


                        TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. Phoenix Home Life and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that the Adviser and its affiliates provide to the Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


                             REDEMPTION OF SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or fairly value its net assets during any other period permitted by order of the Securities and Exchange Commission. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any. See the Fund's current Prospectus for more information.


     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.



By Mail
     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.


By Check
     You may elect to redeem shares held in your account by check. Checks will be sent to you upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies your initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

     Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in your account is $500 or more.

     When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to you for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B accounts are subject to the applicable deferred sales charge, if any.

     The checkwriting procedure for redemption enables you to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

     Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Fund does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. You may not close your account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.



By Telephone
     Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shares for which certificates have not been issued may be redeemed by calling (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative as described in the Prospectus. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than Equity Planning may have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine.

     Telephone redemption orders received and accepted by the Transfer Agent on any day when the Transfer Agent is open for business will be entered at the next determined net asset value. However telephone redemption orders received and accepted by the Transfer Agent after the close of trading hours on the Exchange will be executed on the following business day. If the amount of the redemption is $500 or more, the proceeds will be wired to the designated commercial bank account in the United States. If the amount of the redemption is less than $500, the proceeds will be sent by mail to the address of record on the shareholder's account. With respect to the telephone redemption of shares purchased by check, such redemption requests will be effected only after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days after receipt of the check. See the Fund's current Prospectus for more information. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans. In addition to the Telephone Redemption Privilege, a shareholder may also redeem by telephone through the "Invest-by-Phone" service.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Fund intends to continue to qualify as a regulated investment company ("RIC") under certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies, it will not be subject to federal income tax on the investment company taxable income (which includes dividends, interest and the excess of net short-term capital gains over net long-term capital losses) that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to security loans and gains from the sale or disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. Under certain state tax laws, the Fund must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test the Fund must derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities for less than three months. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.


     Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain dividends. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain dividend, is taxable to shareholders as long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

     The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, if the Fund does not distribute to its shareholders (or is deemed not to have distributed) during the calendar year an amount equal to 98% of the Fund's ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains net income (adjusted for certain losses, as prescribed in the Code) for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which each regulated investment company does not meet the foregoing distribution requirements.


     The Code provides that any dividends declared by the Fund in October, November or December of any calendar year to shareholders of record on a date in such month will be deemed to have been received by a shareholder on December 31 of that calendar year, provided that the dividend is actually paid by the Fund during January of the following year.


     Based on the foregoing, the Fund's policy will be to distribute to its shareholders at least 90% of investment company taxable income and any net realized capital gains for each year, so that the Fund generally will pay no taxes on net investment income and net realized capital gains paid to shareholders. As described above, less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of certain investments held for less than three months. Accordingly, the Fund may be restricted with respect to certain activities, including the following activities, all of which may produce such gains: writing of options on securities which have been held less than three months; writing of options which expire in less than three months; effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions; and transactions involving futures and forward contracts.


     The Fund intends to declare dividends daily and to pay dividends monthly. Dividends may be paid from net investment income. Distribution of net realized short-term and long-term capital gains will be distributed at least annually. Income dividends will be paid on the last business day of the month and reinvested in additional shares at net asset value, unless the shareholder elects to receive dividends in cash. Whether received in shares or cash, dividends paid by the Fund from net investment income and distributions from any net short-term capital gains are taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, realized on sales of investments for the fiscal year normally will be distributed following the end of the Fund's fiscal year. Distributions of net long-term capital gains are taxable to shareholders as such, whether paid in cash or additional shares of the Fund and regardless of the length of time the shares have been owned by the shareholder. Net short-term capital gains are net realized short-term capital gains, generally including net premiums from expired options, net gains from closing purchase transactions, and net short-term gains from securities sold upon the exercise of options or otherwise, less any net realized long-term capital losses. Distributions paid by the Fund generally are subject to taxation as of the date of payment, whether received by shareholders in cash or in shares of the Fund, and whether representing an ordinary distribution or a long-term capital gains distribution. No dividends or distributions will be made to a shareholder on shares for which no payment has been received.


     It is not anticipated that any of the dividends paid by the Fund will qualify for the 70% dividends received deduction available to corporate shareholders of the Fund.


     The Fund's investment in any regulated futures contracts, non-equity options, or foreign currency contracts, as those terms are defined in the Code, are considered section 1256 contracts. The principles of marking-to-market generally apply to such contracts such that the contracts are treated as having been sold for their fair market value on the last business day of the Fund's taxable year. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.


     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as section 988 gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     Premiums from expired call options written by the Fund and net gain or loss from closing purchase transactions, which are not section 1256 contracts, are generally treated as short-term capital gain or loss for federal income tax purposes and are taxable to shareholders as ordinary income. If a written call option is exercised, the premium is added to the proceeds of sale of the underlying security, and the gain or loss from such sale will be short- or long-term, depending upon the period such security was held.


     Certain offsetting positions held by the Fund (including certain positions involving financial futures and options transactions) may be considered, for tax purposes, to constitute "straddles." Depending on whether certain elections are available and made by the Fund losses realized by the Fund on one or more position in such a straddle may be deferred to the extent of unrealized gain in the offsetting position. Moreover, short-term capital losses on straddle positions may be re-characterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains.

     The tax consequences of certain investments and other activities that the Fund may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Fund will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service or a court will agree with the Fund's treatment and that adverse tax consequences will not ensue.


     The Fund may be subject to a tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable.


     It is expected that the Fund will not be eligible to elect to pass-through to its shareholders the amount of foreign income and similar taxes paid by it, so that shareholders will not be eligible to claim a foreign tax credit or to deduct their pro rata share of such foreign taxes. Such foreign taxes generally will reduce the net income of the Fund distributable to shareholders. If the Fund were eligible to make the pass-through election, and so elected, shareholders would be notified regarding the relevant items to be taken into account by the shareholders.


     Under the Code, a shareholder who does not fall within one of certain exempt categories may be subject to backup withholding at the rate of 31% with respect to dividends and capital gains distributions paid to shareholders or reinvested by the Fund and other amounts distributed by it including proceeds of redemptions, unless such shareholder provides a certified social security or taxpayer identification number, certifies as to exemption from backup withholding, and otherwise complies with applicable requirements of the Code. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. federal tax liability.


     Sales and redemptions of shares of the Fund may result in gains or losses for tax purposes to the extent of the difference between the proceeds from the shares relinquished and the shareholder's adjusted tax basis for such shares. If any shares have been held as a capital asset for more than one year, the gain or loss realized will be long-term capital gain or loss. However, if a shareholder holds shares of the Fund for six months or less, any loss on the sale of the shares will be treated as a long-term capital loss to the extent of the long-term capital gains distributions received by such shareholder.


     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the amount of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. The portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.


     Dividends, distributions and redemption proceeds also may be subject to state, local and foreign taxes depending upon each shareholder's particular situation. In addition, foreign shareholders may be subject to federal income tax rules that differ from those described above. Shareholders are advised to consult with their tax advisers or attorneys.


     The Fund is organized as a Massachusetts business trust. Under current law, as long as it qualifies for the federal income tax treatment described above, the Fund itself is not liable for any income or franchise tax in the Commonwealth of Massachusetts.


                                THE DISTRIBUTOR



     Phoenix Equity Planning Corporation ("Equity Planning") acts as the Distributor for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of the Adviser. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years ended October 31, 1995, 1996, and 1997, purchasers of shares of the Fund paid aggregate sales charges of $53,927, $57,335, and $127,340, respectively, of which the principal underwriter received net commissions of $34,673, $19,570, and $19,763, respectively, for its services, the balance being paid to dealers.




     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

     Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. As compensation for such services Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:


         First $100 million                       .05% subject to a minimum fee
         $100 million to $300 million             .04%
         $300 million through $500 million        .03%
         Greater than $500 million                .015%



     A minimum charge of $70,000 is applicable. In addition, Equity Planning is paid $12,000 for each class of shares beyond one. For its services during the Fund's fiscal year ended October 31, 1997, Equity Planning received $70,205.



                             PLANS OF DISTRIBUTION



     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund. For the fiscal year 1998, the Distributor has voluntarily agreed to waive reimbursement for Class A Shares.


     Pursuant to the Plans, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.05% annually of the average daily net assets of the Fund's Class A shares, up to 0.75% annually of the average daily net assets of the Fund's Class B shares, and up to 0.25% annually of the average daily net assets of the Fund's Class C shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund. In addition, the Fund will pay 0.25% annually of the average daily net assets of the Fund's shares for providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").


     Expenses not reimbursed during any year, because of the limitations on reimbursements, may be carried over and paid in future years when actual expenses are less than the respective limits under each Plan. If a reimbursement appears probable, it will be accounted for as a current expense of the Fund regardless of the time period over which the reimbursement may actually be paid by the Fund. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans, including payments for expenses carried over from previous years, will cease and the Fund will not be required to make any payments past the date on which the Plans terminate.



     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.


     In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Distributor may from time to time pay, from its own resources or pursuant to the Plan, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.



     For the fiscal year ended October 31, 1997, the Fund paid 12b-1 fees in the amount of $113,910 ($51,494 under the Distribution Plan for Class A shares; $62,254 under the Distribution Plan for Class B shares and $162 under the Distribution Plan for Class C shares), of which the Distributor of the Fund received $65,002. The 12b-1 payments were used for (1) compensating dealers, $125,076, (2) compensating sales personnel, $281,831, (3) advertising, $157,544, (4) printing and mailing of prospectuses to other than current shareholders, $13,689, (5) service costs, $38,101 and (6) other, $54,309.

     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provides that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of that class of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.



     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.



                             TRUSTEES AND OFFICERS


     The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115-0480.




                            Positions Held                         Principal Occupations
Name, Address and Age        With the Fund                        During the Past 5 Years
------------------------   ----------------   --------------------------------------------------------------
Robert Chesek (63)         Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                              Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                        Phoenix Duff & Phelps Institutional Mutual Funds
                                              (1996-present). Vice President, Common Stock, Phoenix
                                              Home Life Mutual Insurance Company (1980-1994). Director/
                                              Trustee, the National Affiliated Investment Companies (until
                                              1993).
E. Virgil Conway (68)      Trustee            Chairman, Metropolitan Transportation Authority
9 Rittenhouse Road                            (1992-present). Trustee/Director, Consolidated Edison
Bronxville, NY 10708                          Company of New York, Inc. (1970-present), Pace University
                                              (1978-present), Atlantic Mutual Insurance Company
                                              (1974-present), HRE Properties (1989-present), Greater New
                                              York Councils, Boy Scouts of America (1985-present), Union
                                              Pacific Corp. (1978-present), Blackrock Freddie Mac
                                              Mortgage Securities Fund (Advisory Director) (1990-present),
                                              Centennial Insurance Company (1974-present), Josiah Macy,
                                              Jr., Foundation (1975-present) ,The Harlem Youth
                                              Development Foundation (1987-present), Accuhealth
                                              (1994-present), Trism, Inc. (1994-present), Realty Foundation of New York (1972-present), New York Housing Partnership
                                              Development Corp. (Chairman) (1981-present) and Fund
                                              Directions (Advisory Director) (1993-present). Director/
                                              Trustee, Phoenix Funds (1993-present). Trustee, Phoenix-
                                              Aberdeen Series Fund and Phoenix Duff & Phelps
                                              Institutional Mutual Funds (1996-present). Director, Duff &
                                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                              Utility and Corporate Bond Trust Inc. (1995-present).
                                              Member, Audit Committee of the City of New York
                                              (1981-1996). Advisory Director, Blackrock Fannie Mae
                                              Mortgage Securities Fund (1989-1996). Member (1990-1995),
                                              Chairman (1992-1995), Financial Accounting Standards
                                              Advisory Council. Director/Trustee, the National Affiliated
                                              Investment Companies (until 1993).

                               Positions Held                       Principal Occupations
Name, Address and Age          With the Fund                       During the Past 5 Years
---------------------------   ---------------   -------------------------------------------------------------
Harry Dalzell-Payne (68)      Trustee           Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                   Institutional Mutual Funds (1996-present). Director, Duff &
New York. NY 10016                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present).
                                                Director, Farragut Mortgage Co., Inc. (1991-1994). Director/
                                                Trustee, the National Affiliated Investment Companies
                                                (1983-1993). Formerly a Major General of the British Army.
*Francis E. Jeffries (67)     Trustee           Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                             Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
Apt. 1601                                       Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                Director, The Empire District Electric Company
                                                (1984-present). Director (1989-1997), Chairman of the Board
                                                (1993-1997), President (1989-1993), and Chief Executive
                                                Officer (1989-1995), Phoenix Duff & Phelps Corporation.
Leroy Keith, Jr. (59)         Trustee           Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                              Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                               (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Product Company                          Phoenix Duff & Phelps Institutional Mutual Funds
64 Ross Road                                    (1996-present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                              Evergreen International Fund, Inc. (1989-present). Trustee,
                                                Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                and Master Reserves Trust. President, Morehouse College
                                                (1987-1994). Chairman and Chief Executive Officer, Keith
                                                Ventures (1992-1994). Director/Trustee, the National
                                                Affiliated Investment Companies (until 1993).

                                Positions Held                        Principal Occupations
Name, Address and Age           With the Fund                        During the Past 5 Years
----------------------------   ---------------   ---------------------------------------------------------------
*Philip R. McLoughlin (51)     Trustee and       Chairman (1997-present), Director (1995-present), Vice
56 Prospect Street             President         Chairman (1995-1997) and Chief Executive Officer
Hartford, CT 06115                               (1995-1997), Phoenix Duff & Phelps Corporation. Director
                                                 (1994-present) and Executive Vice President, Investments
                                                 (1988-present), Phoenix Home Life Mutual Insurance
                                                 Company. Director/Trustee and President, Phoenix Funds
                                                 (1989-present). Trustee and President, Phoenix-Aberdeen
                                                 Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                 Funds (1996-present). Director, Duff & Phelps Utilities
                                                 Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                 Utility and Corporate Bond Trust Inc. (1995-present). Director
                                                 (1983-present) and Chairman (1995--present), Phoenix
                                                 Investment Counsel, Inc. Director (1984-present) and
                                                 President (1990-present), Phoenix Equity Planning
                                                 Corporation. Director (1993-present), Chairman (1993-
                                                 present) and Chief Executive Officer (1993-1995), National
                                                 Securities & Research Corporation. Director, Phoenix Realty
                                                 Group, Inc. (1994-present), Phoenix Realty Advisors, Inc.
                                                 (1987-present), Phoenix Realty Investors, Inc.
                                                 (1994-present), Phoenix Realty Securities, Inc.
                                                 (1994-present), PXRE Corporation (Delaware) (1985-present), and World Trust Fund (1991-present). Director and Executive
                                                 Vice President, Phoenix Life and Annuity Company
                                                 (1996-present). Director and Executive Vice President, PHL
                                                 Variable Insurance Company (1995-present). Director,
                                                 Phoenix Charter Oak Trust Company (1996-present). Director and Vice President, PM Holdings, Inc. (1985-present).
                                                 Director and President, Phoenix Securities Group, Inc.
                                                 (1993-1995). Director (1992-present) and President
                                                 (1992-1994), W.S. Griffith & Co., Inc. Director
                                                 (1992-present) and President (1992-1994), Townsend
                                                 Financial Advisers, Inc. Director/Trustee, the National
                                                 Affiliated Investment Companies (until 1993).
Everett L. Morris (69)         Trustee           Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                   Director/Trustee, Phoenix Funds (1995-present). Trustee, Duff
Colts Neck, NJ 07722                             & Phelps Mutual Funds (1994-present). Trustee, Phoenix-
                                                 Aberdeen Series Fund and Phoenix Duff & Phelps
                                                 Institutional Mutual Funds (1996-present). Director, Duff &
                                                 Phelps Utilities Tax-Free Income Inc. (1991-present) and
                                                 Duff & Phelps Utility and Corporate Bond Trust Inc.
                                                 (1993-present). Director, Public Service Enterprise Group,
                                                 Incorporated (1986-1993). President and Chief Operating
                                                 Officer, Enterprise Diversified Holdings, Incorporated
                                                 ( 1989-1993).

                                       Positions Held                        Principal Occupations
Name, Address and Age                  With the Fund                        During the Past 5 Years
-----------------------------------   ---------------   --------------------------------------------------------------
*James M. Oates (51)                  Trustee           Chairman, IBEX Capital Markets LLC (1997-present).
Managing Director                                       Managing Director, Wydown Group (1994-present). Director,
The Wydown Group                                        Phoenix Duff & Phelps Corporation (1995-present). Director/
IBEX Capital Markets LLC                                Trustee, Phoenix Funds (1987-present). Trustee, Phoenix-
60 State Street                                         Aberdeen Series Fund and Phoenix Duff & Phelps
Suite 950                                               Institutional Mutual Funds (1996-present). Director, AIB
Boston, MA 02109                                        Govett Funds (1991-present), Blue Cross and Blue Shield of
                                                        New Hampshire (1994-present), Investors Financial Service
                                                        Corporation (1995-present), Investors Bank & Trust
                                                        Corporation (1995-present), Plymouth Rubber Co.
                                                        (1995-present), Stifel Financial (1996-present) and Command
                                                        Systems, Inc. (1998-present), Vice Chairman, Massachusetts
                                                        Housing Partnership (1992-present). Member, Chief
                                                        Executives Organization (1996-present). Director
                                                        (1984-1994), President (1984-1994) and Chief Executive
                                                        Officer (1986-1994), Neworld Bank. Director/Trustee, the
                                                        National Affiliated Investment Companies (until 1993).
*Calvin J. Pedersen (56)              Trustee           Director (1986-present), President (1993-present) and
Phoenix Duff & Phelps Corporation                       Executive Vice President (1992-1993), Phoenix Duff
55 East Monroe Street                                   & Phelps Corporation. Director/Trustee, Phoenix Funds
Suite 3600                                              (1995-present). Trustee, Phoenix-Aberdeen Series Fund and
Chicago, IL 60603                                       Phoenix Duff & Phelps Institutional Mutual Funds
                                                        (1996-present). President and Chief Executive Officer, Duff &
                                                        Phelps Utilities Tax-Free Income Inc. (1995-present), Duff &
                                                        Phelps Utilities Income Inc. (1994-present) and Duff &
                                                        Phelps Utility and Corporate Bond Trust Inc. (1995 present).
**Herbert Roth, Jr. (69)              Trustee           Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                            Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                      Edison Company (1978-present), Phoenix Home Life Mutual
                                                        Insurance Company (1972-present), Landauer, Inc. (medical
                                                        services) (1970-present),Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                        (diversified manufacturer) (1985-present). Director,
                                                        Key Energy Group (oil rig service) (1988-1994). Director/
                                                        Trustee, the National Affiliated Investment Companies (until
                                                        1993).
Richard E. Segerson (52)              Trustee           Managing Director, Mullin Associates (1993-present).
102 Valley Road                                         Director/Trustee, Phoenix Funds, (1993-present). Trustee,
New Canaan, CT 06840                                    Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                        Institutional Mutual Funds (1996-present). Vice President and
                                                        General Manager, Coats & Clark, Inc. (previously Tootal
                                                        American, Inc.) (1991-1993). Director/Trustee, the National
                                                        Affiliated Investment Companies (1984-1993).
Lowell P. Weicker, Jr. (66)           Trustee           Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                     Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                        (1995-present), HPSC Inc. (1995-present), Compuware
                                                        (1996-present) and Burroughs Wellcome Fund
                                                        (1966-present). Visiting Professor, University of Virginia
                                                        (1997-present). Director, Duty Free International (1997).
                                                        Chairman, Dresing, Lierman, Weicker (1995-1996). Governor
                                                        of the State of Connecticut (1991-1995).

                            Positions Held                       Principal Occupations
Name, Address and Age       With the Fund                       During the Past 5 Years
------------------------   ---------------   -------------------------------------------------------------
Michael E. Haylon (40)     Executive         Director and Executive Vice President-Investments, Phoenix
                           Vice              Duff & Phelps Corporation (1995-present). Senior Vice
                           President         President, Securities Investments, Phoenix Home Life Mutual
                                             Insurance Company (1993-1995). Director (1994-present),
                                             President (1996-present), and Executive Vice President
                                             (1994-1996), National Securities & Research Corporation.
                                             Executive Vice President, Phoenix Funds (1995-present)
                                             Phoenix-Aberdeen Series Fund (1996-present). Executive
                                             Vice President (1997-present), Vice President (1996-1997),
                                             Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                             (1994-present), President (1995-present) and Executive Vice
                                             President (1994-1995), Phoenix Investment Counsel, Inc.
                                             Director (1994-present), President (1996-present) and
                                             Executive Vice President (1994-1996), National Securities &
                                             Research Corporation. Director, Phoenix Equity Planning
                                             Corporation (1995-present). Various other positions with
                                             Phoenix Home Life Mutual Insurance Company (1990-1993).
James D. Wehr (40)         Senior Vice       Managing Director, Fixed Income, (1996-present), Vice
                           President         President (1991-1996), Phoenix Investment Counsel, Inc.
                                             Managing Director, Fixed Income, (1996-present), Vice
                                             President (1993-1996), National Securities & Research
                                             Corporation. Senior Vice President (1997- present), Vice
                                             President (1988-1997), Phoenix Multi-Portfolio Fund; Senior
                                             Vice President (1997-present), Vice President (1990-1997),
                                             Phoenix Series Fund; Senior Vice President (1997-present),
                                             Vice President (1991-1997), The Phoenix Edge Series Fund;
                                             Senior Vice President (1997-present), Vice President (1993-
                                             1997), Phoenix California Tax Exempt Bonds, Inc.; Senior
                                             Vice President (1997-present), Vice President (1996-1997),
                                             Phoenix Duff & Phelps Institutional Mutual Funds; and Senior
                                             Vice President, Phoenix Multi-Sector Short Term Bond Fund,
                                             Phoenix Multi-Sector Fixed Income Fund, Phoenix Income
                                             and Growth Fund and Phoenix Strategic Allocation Fund, Inc.
                                             (1997-present). Senior Vice President and Chief Investment
                                             Officer, Duff & Phelps Utilities Tax Free Income Inc.
                                             (1997-present). Managing Director, Public Fixed Income,
                                             Phoenix Home Life Insurance Company (1991-1995). Various
                                             positions with Phoenix Home Life Insurance Company
                                             ( 1981-1991).
David L. Albrycht (36)     Vice              Managing Director, Fixed Income (1996-present), Vice
                           President         President (1995-1996), Phoenix Investment Counsel, Inc.
                                             Managing Director, Fixed Income (1996-present), Investment
                                             Officer (1994-1996), National Securities & Research
                                             Corporation. Vice President, Phoenix Multi-Portfolio Fund
                                             (1993-present), Phoenix Multi-Sector Short Term Bond Fund
                                             (1993-present), Phoenix Multi-Sector Fixed Income Fund, Inc.
                                             (1994-present). Portfolio Manager, Phoenix Home Life Mutual
                                             Insurance Company (1989-1995).

                               Positions Held                          Principal Occupations
Name, Address and Age          With the Fund                          During the Past 5 Years
---------------------------   ---------------   ------------------------------------------------------------------
William E. Keen, III (34)     Vice              Assistant Vice President (1996-present), Director of Mutual
100 Bright Meadow Blvd.       President         Fund Compliance (1995-1996), Phoenix Equity Planning
P.O. Box 2200                                   Corporation. Vice President, Phoenix Funds, Phoenix-
Enfield, CT 06083-2200                          Aberdeen Series Fund, and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present). Assistant Vice
                                                President, USAffinity Investments LP, (1994-1995). Treasurer
                                                and Secretary, USAffinity Funds (1994-1995). Manager, Fund
                                                Administration, SEI Corporation (1991-1994).
William R. Moyer (53)         Vice              Senior Vice President and Chief Financial Officer, Phoenix Duff
100 Bright Meadow Blvd.       President         & Phelps Corporation (1995-present). Senior Vice President
P.O. Box 2200                                   (1990-present), Chief Financial Officer (1996- present), Finance
Enfield, CT 06083-2200                          (until 1996) and Treasurer (1994-1996), Phoenix Equity
                                                Planning Corporation. Senior Vice President (1990-present),
                                                Chief Financial Officer (1996- present), Finance (until 1996) and
                                                Treasurer (1994- present), Phoenix Investment Counsel, Inc.
                                                Senior Vice President (1994-present), Chief Financial Officer
                                                (1996- present), Finance (until 1996) and Treasurer (1994-
                                                present), National Securities & Research Corporation. Vice
                                                President, Phoenix Funds (1990-present), Phoenix Duff &
                                                Phelps Institutional Mutual Funds (1996-present) and Phoenix-
                                                Aberdeen Series Fund (1996-present). Senior Vice President and
                                                Chief Financial Officer, Phoenix Duff & Phelps Investment
                                                Management Co. (1996-present). Vice President, Investment
                                                Products Finance, Phoenix Home Life Mutual Insurance
                                                Company (1990-1995). Senior Vice President and Chief
                                                Financial Officer (1993-1995) and Treasurer (1994-1995), W.S.
                                                Griffith & Co., Inc. and Townsend Financial Advisors, Inc.
                                                Senior Vice President, Finance, Phoenix Securities Group, Inc.
                                                (1993-1995). Vice President, the National Affiliated Companies
                                                (until 1993).
Leonard J. Saltiel (44)       Vice              Managing Director, Operations and Service (1996- present),
                              President         Senior Vice President (1994-1996), Phoenix Equity Planning
                                                Corporation. Vice President, Phoenix Funds (1994-present),
                                                Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present), and National
                                                Securities & Research Corporation (1994-1996). Vice
                                                President, Investment Operations, Phoenix Home Life Mutual
                                                Insurance Company (1994-1995). Various positions with
                                                Home Life Insurance Company and Phoenix Home Life
                                                Mutual Insurance Company (1987-1994).
Nancy G. Curtiss (45)         Treasurer         Treasurer (1996-present), Vice President, Fund Accounting
                                                (1994-1996), Phoenix Equity Planning Corporation. Treasurer,
                                                Phoenix Funds (1994-present), Phoenix-Aberdeen Series
                                                Fund (1996-present) and Phoenix Duff & Phelps Institutional
                                                Mutual Funds (1996-present). Second Vice President and
                                                Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                Insurance Company (1994-1995). Various positions with
                                                Phoenix Home Life Insurance Company (1987-1994).

                           Positions Held                        Principal Occupations
Name, Address and Age      With the Fund                        During the Past 5 Years
-----------------------   ---------------   ---------------------------------------------------------------
G. Jeffrey Bohne (50)     Secretary         Vice President, Mutual Fund Customer Service (1996- present),
101 Munson Street                           Vice President, Transfer Agent Operations (1993-1996), Phoenix
Greenfield, MA 01301                        Equity Planning Corporation. Secretary/Clerk, Phoenix Funds
                                            (1993-present), Phoenix-Aberdeen Series Fund and Phoenix Duff
                                            & Phelps Institutional Mutual Funds (1996-present). Vice
                                            President and General Manager, Phoenix Home Life Mutual
                                            Insurance Co. (1993-present). Vice President, Home Life of New
                                            York Insurance Company (1984-1992).



---------------
 *Messrs. Jeffries, McLoughlin, Oates and Pedersen are "interested persons" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the 1940 Act.
**Pursuant to the retirement policy of Phoenix Funds, Messrs. Morris and Roth will retire from the Board of Trustees effective January 1, 1999.


Principal Shareholders
     The following table sets forth information as of January 30, 1998 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.




               Name of Shareholder                    Class      Number of Shares     Percent of Class
-------------------------------------------------   ---------   ------------------   -----------------
Advest Inc.                                         Class A          382,222.851            6.56%
 ATTN: Mutual Fund Operations
 90 State House Sq.
 Hartford, CT 06103-3702
Prudential Securities Inc.                          Class A          612,573.985           10.52%
 FBO Virtual World Entertainment Group
 676 N. Saint Clair St. Ste. 1000
 Chicago, IL 60611-2927
Trustees of Phoenix Savings and Investment Plan     Class A          312,423.942            5.36%
 100 Bright Meadow Blvd.
 P.O. Box 1900
 Enfield, CT 06083-1900
MLPF&S for the sole benefit of its customers        Class B          199,321.292            9.12%
 ATTN: Fund Administration
 4800 Deer Lake Dr. E 3rd Fl.
 Jacksonville, FL 32246-6484
Mary Ann Krausz                                     Class C           50,503.648            8.02%
 7739 Lycoming Ave.
 Melrose Park, PA 19027
John S. Swift Jr.                                   Class C          145,184.079           23.05%
 P.O. Box 1725
 Bodega Bay, CA 94923
Wheat First Securities, Inc.                        Class C           53,639.992            8.52%
 Georgian Court College Plant Fund
 900 Lakewood Ave.
 Lakewood, NJ 08701



     For services rendered to the Fund for the fiscal year ended October 31, 1997, the Trustees received aggregate remuneration of $20,288. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustees costs are allocated equally to each of the Series and Funds within the Fund complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund.



     For the Fund's last fiscal year ending October 31, 1997, the Trustees received the following compensation:



                                                                                              Total
                                                                                           Compensation
                                                  Pension or                              From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (13 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
------------------------   --------------   ---------------------   -----------------   -----------------
Robert Chesek                 $  1,583                                                       $59,000
E. Virgil Conway+             $  1,980                                                       $73,250
Harry Dalzell-Payne+          $  1,755                                                       $65,000
Francis E. Jeffries           $  1,125*                                                      $37,500
Leroy Keith, Jr.              $  1,583               None                  None              $59,000
Philip R. McLoughlin+         $      0             for any               for any             $     0
Everett L. Morris+            $  1,673*            Trustee               Trustee             $63,000
James M. Oates+               $  1,673                                                       $62,250
Calvin J. Pedersen            $      0                                                       $     0
Herbert Roth, Jr.+            $  2,093*                                                      $76,250
Richard E. Segerson           $  1,755                                                       $65,500
Lowell P. Weicker, Jr.        $  1,688                                                       $62,500


-----------

*This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan. At October 31, 1997, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $49,350, $108,675 and $135,965, respectively. At present, by agreement among the Fund, the Distributor and the electing trustee, trustee fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.



     On January 30, 1998, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.



                               OTHER INFORMATION


Independent Accountants

     Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, has been selected as independent accountants for the Fund. Price Waterhouse LLP audits the Fund's annual financial statements and expresses an opinion thereon.


Custodian and Transfer Agent

     State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, serves as the Fund's custodian. Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as the Fund's transfer agent.


Reports to Shareholders

     The fiscal year of the Fund ends on October 31. The Fund will send a semi-annual report containing unaudited financial statements to the shareholders. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year, and is available without charge upon request.


Financial Statements


     Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended October 31, 1997 and is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Annual Report for the year ended October 31, 1997 is incorporated by reference into this Statement of Additional Information. A copy of the Annual Report must precede or accompany this Statement of Additional Information.

                                   APPENDIX


                      Description of Certain Bond Ratings

Moody's Investor's Service, Inc.


     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


     Baa: Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.


     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.


Standard & Poor's Corporation
     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC: Bonds rated BB, B, CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposure to adverse conditions.



Duff & Phelps Credit Rating Co.

     Duff & Phelps Credit Rating Co. ("D&P") is an unaffiliated Nationally Recognized Statistical Rating Organization by the SEC as well as State Commissions and insurance regulatory bodies. Ratings qualify for SEC Rule 2a-7 provisions and broker/dealer capital computation guidelines on commercial paper inventory. D&P ratings also qualify for NAIC rating designations and for ERISA guidelines governing asset-backed securities as stated by the Department of Labor.

Rating Scale:
     D&P offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.


                     Long-Term Ratings
--------------------------------------------------------------------------
AAA                                Highest Quality
AA+, AA, AA-                       High Quality
A+, A, A-                          Good Quality
BBB+, BBB, BBB-                    Satisfactory Quality (investment grade)
BB+, BB, BB-                       Non-Investment Grade
B+, B, B-                          Non-Investment Grade
CCC                                Speculative
                     Short-Term Ratings
--------------------------------------------------------------------------
Duff 1+
Duff 1 X                           A-1/P-1
Duff 1-
Duff 2                             A-2/P-2
Duff 3                             A-3/P-3
Duff 4                             Non-Investment Grade
Duff 5                             Defaulted

Fitch Investor Services, Inc.

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

     NR: Indicates that Fitch does not rate the specific issue.

     Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

     FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade; "Negative"; for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and would be resolved within 12 months.

     Credit Trend: Credit Trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:
     Improving
     Stable
     Declining
     Uncertain

     Credit Trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issuers not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the potential recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor as well as the economic and political environment, that might affect the issuer's futures financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

     BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

Short-Term Ratings
     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch's short-term ratings are as follows:

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+."

     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D: Default. Issues assigned this rating are in actual or imminent payment default.

     LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997


                                      MOODY'S
                                       BOND       PAR
                                      RATING      VALUE
                                    (Unaudited)   (000)       VALUE
                                   ------------- --------  ------------
U.S. GOVERNMENT AND AGENCY SECURITIES--15.0%
U.S. Treasury Notes--14.4%
 U.S. Treasury Notes WI
    5.75%, 11/15/00 (g)  ......... Aaa            $5,140    $ 5,150,280
 U.S. Treasury Notes 6.125%,
    8/15/07 (f) .................. Aaa               500        510,938
                                                            -----------
                                                              5,661,218
                                                            -----------
Agency Non Mortgage-Backed Securities--0.6%
 Overseas Private Investment
    6.58%, 12/15/01   ............ NR                250        253,550
                                                            -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $5,895,660)   ........................      5,914,768
                                                            -----------
NON-CONVERTIBLE BONDS--51.2%
Airlines--0.4%
 AMR Corp. Notes 7.75%,
    12/1/97  ..................... Baa               155        155,217
                                                            -----------
Asset-Backed Securities--11.3%
 AESOP Funding II LLC 144A
    97-1, A2 6.40%, 10/20/03
    (b) (f)  ..................... Aaa               500        503,594
 Banc One Auto Trust 95-A,
    Class CTFS 7.25%,
    10/15/01 (f)   ............... A                 500        503,285
 Case Equipment Loan Trust
    6.45%, 9/15/02 (f)   ......... A                 500        504,062
 Continental Airlines 144A
    7.522%, 6/30/01 (b)  ......... Ba                400        402,048
 Countrywide Funding Corp.
    93-12, B3 6.625%, 2/25/24  ... Baa                81         81,072
 First Sierra Receivables 96-2,
    A 6.29%, 11/10/04 ............ Aaa               250        250,713
 Fleetwood Credit Corp. 96-A,
    B 6.95%, 10/17/11 (f)   ...... A                 194        195,652
 Ford Credit Auto Owner Trust
    96-B, 6.55%, 2/15/02 (f)   ... A                 250        252,500
 Green Tree Financial Corp.
    96-1, A2 5.85%, 3/15/27 (f)    Aaa               500        496,875
 NationsBank Auto Owner Trust
    96-A, B2 6.875%, 5/15/03   ... A                 500        508,915
 Premier Auto Trust 97-3, B
    6.52%, 1/6/03  ............... A                 250        252,734
 Team Fleet Financing Corp.
    96-1, B 144A 7.10%,
    12/15/02 (b) (f)  ............ BBB(c)            500        500,312
                                                            -----------
                                                              4,451,762
                                                            -----------
Automobiles--1.2%
 Titan Tire Loan Participation
    7%, 2/11/00 .................. NR                500        480,000
                                                            -----------


                                      MOODY'S
                                       BOND        PAR
                                      RATING      VALUE
                                    (Unaudited)   (000)       VALUE
                                   ------------- --------  ------------
Banks--2.9%
 Banponce Financial Corp.
    5.48%, 10/26/98   ............ A              $  375    $   373,094
 NationsBank Capital Trust III
    6.308%, 1/15/27 (d)  ......... A                 300        295,135
 Wachovia Capital Trust II
    6.258%, 1/15/27 (d) (f) ...... Aa                500        489,971
                                                            -----------
                                                              1,158,200
                                                            -----------
Building & Materials--1.4%
 Neenah Corp. Series B
    11.125%, 5/1/07   ............ B                 500        540,000
                                                            -----------
Consumer Finance--1.3%
 ITT Publimedia 144A 9.375%,
    9/15/07 (b) (f)   ............ B                 500        511,250
                                                            -----------
Electric Companies--0.2%
 Coso Funding Corp. Notes
    144A 7.99%, 12/31/97 (b)   ... Baa                65         65,195
                                                            -----------
Health Care (Hospital Management)--1.0%
 Tenet Healthcare Corp. Sr.
    Note 9.625%, 9/1/02  ......... Ba                375        411,563
                                                            -----------
Industrial--0.7%
 Polymer Group, Inc. 9%,
    7/1/07   ..................... B                 250        253,125
                                                            -----------
Leasing/Rental--0.6%
 Williams Scotsman, Inc. 144A
    9.875%, 6/1/07 (b)   ......... B-(c)             225        231,188
                                                            -----------
Metals Mining--0.6%
 USX Corp. Sr. Notes 6.375%,
    7/15/98 (f) .................. Baa               250        250,498
                                                            -----------
Non-Agency Mortgage-Backed Securities--23.5%
 Bear Stearns Mortgage
    Securities, Inc. 95-1, 2B3
    144A 7.40%, 7/25/10 (b) ...... NR                289        282,335
 Criimi Mae Trust I 96-C1, A2
    144A 7.56%, 6/30/33 (b) ...... BBB(c)            400        411,125
 EQCC Home Equity Loan
    Trust 96-4, A4 6.47%,
    8/15/10  ..................... Aaa               530        535,077
 G.E. Capital Mortgage
    Services, Inc. 94-26, B2
    7.03%, 7/25/09 ............... Baa               259        260,488
 Kidder Peabody Acceptance
    Corp. 94-C2, D 7.18%,
    10/1/05  ..................... BBB(c)            350        366,516
 Merrill Lynch Mortgage, Inc.
    95-C2, C 7.83%, 6/15/21 ...... A                 286        295,966
 Oregon Commercial Mortgage,
    Inc. 95-1, B 144A 7.35%,
    6/25/23 (b) (f)   ............ AA(c)             500        506,953

                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------


                                     MOODY'S
                                      BOND       PAR
                                     RATING     VALUE
                                   (Unaudited)  (000)        VALUE
                                  ------------- --------  ------------
Non-Agency Mortgage-Backed Securities--continued
 PNC Mortgage Securities Corp.
    97-6, 1A 6.49%, 10/25/26  ... Aaa            $  488    $   490,093
 Prudential Home Mortgage
    Securities 93L, 3B2 144A
    6.641%, 12/25/23 (b)   ...... NR                250        247,656
 Prudential Home Mortgage
    Securities 96-A, B1
    7.958%, 5/28/26  ............ NR                500        470,625
 Residential Asset
    Securitization Trust 96-A8,
    A1 8%, 12/25/26  ............ AAA(c)            364        371,560
 Residential Funding Mortgage
    Securities, Inc. I 93-S29,
    M3 7%, 8/25/08   ............ NR                543        546,949
 Residential Funding Mortgage
    Securities, Inc. I 96-S8, A4
    6.75%, 3/25/11   ............ AAA(c)             94         94,841
 Resolution Trust Corp. 92-C3,
    B 9.05%, 8/25/23 ............ AA(c)             139        141,543
 Resolution Trust Corp. 92-CHF,
    B 7.15%, 12/25/20   ......... AA(c)             346        344,441
 Resolution Trust Corp. 93-C1,
    B 8.75%, 5/25/24 ............ Aa                400        400,098
 Resolution Trust Corp. 93-C2,
    B 7.75%, 3/25/25 ............ AA(c)             500        501,883
 Resolution Trust Corp. 94-C1,
    C 8%, 6/25/26 ............... A(c)              500        517,812
 Resolution Trust Corp. 95-1,
    C2 7.50%, 10/25/28  ......... A                 232        234,964
 Resolution Trust Corp. 95-2,
    B2 7.009%, 5/25/29  ......... Baa               230        231,667
 Resolution Trust Corp. 95-2,
    C1 7.45%, 5/25/29   ......... Baa               351        356,857
 Resolution Trust Corp. 95-2,
    M1 7.15%, 5/25/29   ......... Aa                800        814,114
 Structured Asset Securities
    Corp. 95-C1, D 7.375%,
    9/25/24 ..................... BBB(c)            500        505,625
 Structured Asset Securities
    Corp. 96-C3, C 144A
    7.375%, 6/25/30 (b) ......... BBB(c)            350        354,484
                                                           -----------
                                                             9,283,672
                                                           -----------
Oil--2.2%
 Benton Oil & Gas Co. 144A
    9.375%, 11/1/07 (b) ......... B                 500        503,750
 Lomak Petroleum, Inc. 8.75%,
    1/15/07 (f)   ............... B                 375        377,812
                                                           -----------
                                                               881,562
                                                           -----------


                                     MOODY'S
                                      BOND        PAR
                                     RATING      VALUE
                                   (Unaudited)   (000)       VALUE
                                  ------------- --------  ------------
Oil Service & Equipment--0.7%
 Noble Drilling Corp. 9.125%,
    7/1/06 (f) .................. Baa            $  250    $   271,563
                                                           -----------
Publishing, Broadcasting, Printing & Cable--3.2%
 Century Communications
    8.75%, 10/1/07   ............ Ba                500        497,500
 Comcast Cellular 144A 9.50%,
    5/1/07 (b) .................. Ba                250        258,750
 Tele-Communications, Inc.
    7.375%, 2/15/00 (f) ......... BBB-(c)           500        509,485
                                                           -----------
                                                             1,265,735
                                                           -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $19,858,886)   .........................  20,210,530
                                                           -----------
FOREIGN GOVERNMENT SECURITIES--10.4%
Algeria--0.5%
 Algeria Tranch A Loans
    6.688%, 3/4/00   ............ NR                136        109,091
 Algeria Tranch 1 Unaffected
    Loans 7.375%, 3/4/00   ...... NR                114         90,909
                                                           -----------
                                                               200,000
                                                           -----------
Argentina--2.6%
 Republic of Argentina Bearer
    FRB 6.688%, 3/31/05 (d)   ... Ba              1,152      1,010,880
                                                           -----------
Brazil--0.9%
 Republic of Brazil DCB-L
    Euro 6.75%, 4/15/12 (d)   ... BB-(c)            525        362,250
                                                           -----------
Bulgaria--0.6%
 Republic of Bulgaria IAB PDI
    Euro 6.688%, 7/28/11 (d)  ... B                 350        231,000
                                                           -----------
Ecuador--0.8%
 Ecuador Bearer PDI Euro, PIK
    interest capitalization,
    6.688%, 2/27/15 (d) ......... B                 547        323,089
                                                           -----------
Peru--0.4%
 Peru PDI 144A 4%, 3/7/17
    (b) (d) ..................... NR                250        141,250
                                                           -----------
Poland--2.4%
 Poland Discount Euro 6.688%,
    10/27/24 (d)  ............... Baa             1,000        940,000
                                                           -----------
Russia--1.1%
 Vnesheconombank Loans
    Yankee (e) .................. NR                500        444,688
                                                           -----------
Venezuela--1.1%
 Republic of Venezuela DCB
    Euro 6.75%, 12/18/07 (d)  ... Ba                500        437,500
                                                           -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $4,389,595) ............................   4,090,657
                                                           -----------

                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------


                                      MOODY'S
                                       BOND       PAR
                                      RATING     VALUE
                                    (Unaudited)  (000)       VALUE
                                   ------------- -------  ------------
FOREIGN NON-CONVERTIBLE BONDS--9.0%
Bermuda--0.6%
 AES China Generating Co.
    Yankee 10.125%, 12/15/06 ..... Ba              $250    $   251,250
                                                           -----------
Brazil--1.2%
 Arisco Prod Alimenticios 144A
    10.75%, 5/22/05 (b)  ......... NR               250        231,250
 Tevecap SA RegS 12.625%,
    11/26/04 ..................... B                250        255,000
                                                           -----------
                                                               486,250
                                                           -----------
Colombia--1.2%
 Financiera Energ Nacional
    EMTN Euro 9%, 11/8/99   ...... BBB-(c)          450        455,625
                                                           -----------
Ecuador--0.9%
 Consorcio Ecuatoriano TE
    RegS 14%, 5/1/02  ............ NR               350        353,500
                                                           -----------
Mexico--5.1%
 Altos Hornos de Mexico 144A
    11.375%, 4/30/02 (b) ......... NR               600        612,000
 Banco Nacional de Mexico
    144A 7.57%, 12/31/00 (b)  .... NR               500        501,550
 Empresas ICA Sociedad
    11.875%, 5/30/01  ............ B                250        271,250
 Grupo Elektra SA de C.V.
    12.75%, 5/15/01   ............ B(c)             250        272,910
 Vicap SA 10.25%, 5/15/02   ...... Ba               350        357,000
                                                           -----------
                                                             2,014,710
                                                           -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $3,663,262)  ........................      3,561,335
                                                           -----------
MUNICIPAL BONDS--5.4%
 Chicago O'Hare Taxable
    Revenue 6.47%, 1/1/00 (f)  ... Aaa              150        151,239
 Mississippi Taxable Series T
    7.50%, 11/1/00 ............... Aa               855        887,011
 New York State Dormitory
    Authority Revenues, Taxable
    6.45%, 10/1/99 (f)   ......... Baa              400        402,880
 Orange County Pension
    Taxable Series A 6.16%,
    9/1/98 (f)  .................. Aaa              500        502,130


                                      MOODY'S
                                       BOND       PAR
                                      RATING      VALUE
                                    (Unaudited)   (000)      VALUE
                                   ------------- -------  ------------
 University of Miami
    Exchangeable Revenue,
    Series A Taxable 5.95%,
    4/1/98 (f)  .................. Aaa             $185    $   185,100
                                                           -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $2,117,058) ............................   2,128,360
                                                           -----------


                                           SHARES
                                           -------
PREFERRED STOCKS--1.9%
REITS--1.9%
 Home Ownership Funding 2, Step-down
Pfd.
    144A 13.338% (b)   ...............       750           743,509
                                                        ----------
TOTAL PREFERRED STOCKS
 (Identified cost $724,277)   ....................         743,509
                                                        ----------
TOTAL LONG-TERM INVESTMENTS--92.9%
 (Identified cost $36,648,738)   .................      36,649,159
                                                        ----------


                                STANDARD
                                & POOR'S     PAR
                                 RATING      VALUE
                               (Unaudited)   (000)
                              ------------- --------
SHORT-TERM OBLIGATIONS--16.0%
Commercial Paper--7.6%
 Coca-Cola Co. 5.50%,
    11/17/97  ............... A-1+           $1,500         1,496,333
 Emerson Electric Co. 5.50%,
    11/17/97  ............... A-1+            1,500         1,496,333
                                                        -------------
                                                            2,992,666
                                                        -------------
Federal Agency Securities--8.4%
 FHLMC 5.65%, 11/3/97 ..................      3,310         3,308,961
                                                        -------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $6,301,627) .....................         6,301,627
                                                        -------------
TOTAL INVESTMENTS--108.9%
 (Identified cost $42,950,365)   ..................        42,950,786(a)
 Cash and receivables, less liabilities--(8.9%) ...        (3,501,283)
                                                        -------------
NET ASSETS--100.0%   ..............................     $  39,449,503
                                                        =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $418,336 and gross depreciation of $507,145 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $43,039,595.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to a value of $7,008,199 or 17.8% of net assets.
(c) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Non-income producing.
(f) All or a portion segregated as collateral.
(g) When issued.


                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1997



Assets
Investment securities at value
  (Identified cost $42,950,365)                     $42,950,786
Cash                                                    671,678
Receivables
 Interest                                               461,590
 Investment securities sold                           5,802,715
 Receivable from adviser                                  3,195
 Fund shares sold                                       413,490
                                                    -----------
  Total assets                                       50,303,454
                                                    -----------
Liabilities
Payables
 Investment securities purchased                     10,684,377
 Fund shares repurchased                                 52,087
 Income distribution payable                             37,203
 Distribution fee                                        12,237
 Financial agent fee                                      7,951
 Transfer agent fee                                       6,853
 Trustees' fee                                            3,497
Accrued expenses                                         49,746
                                                    -----------
  Total liabilities                                  10,853,951
                                                    -----------
Net Assets                                          $39,449,503
                                                    ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest    $38,625,459
Undistributed net investment income                      12,416
Accumulated net realized gain                           811,207
Net unrealized appreciation                                 421
                                                    -----------
Net Assets                                          $39,449,503
                                                    ===========
Shares of Class A common stock outstanding,
  $0.01 par value, unlimited authorization
  (Net Assets $28,556,789)                            5,646,378
Net asset value per share                           $      5.06
Offering price per share $5.06/(1-2.25%)            $      5.18

Shares of Class B common stock outstanding,
  $0.01 par value, unlimited authorization
  (Net Assets $10,317,863)                            2,038,316
Net asset value and offering price per share        $      5.06

Shares of Class C common stock outstanding,
  $0.01 par value, unlimited authorization
  (Net Assets $574,851)                                 113,529
Net asset value and offering price per share        $      5.06


                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997


Investment Income
Interest                                                    $2,133,514
Dividends                                                       48,467
                                                            ----------
  Total investment income                                    2,181,981
                                                            ----------
Expenses
Investment advisory fee                                        159,118
Distribution fee--Class A                                       51,494
Distribution fee--Class B                                       62,254
Distribution fee--Class C                                          162
Financial agent fee                                             70,205
Registration                                                    53,243
Transfer agent                                                  51,887
Printing                                                        41,009
Professional                                                    37,788
Custodian                                                       19,084
Trustees                                                        15,262
Amortization of deferred organization expense                   11,897
Miscellaneous                                                   10,453
                                                            ----------
  Total expenses                                               583,856
  Less expense borne by investment adviser                    (252,968)
                                                            ----------
  Net expenses                                                 330,888
                                                            ----------
Net investment income                                        1,851,093
                                                            ----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                863,600
Net change in unrealized appreciation (depreciation) on
  investments                                                 (213,559)
                                                            ----------
Net gain on investments                                        650,041
                                                            ----------
Net increase in net assets resulting from
  operations                                                $2,501,134
                                                            ==========


                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                         Year Ended         Year Ended
                                                                                      October 31, 1997   October 31, 1996
                                                                                      ------------------ -----------------
      From Operations
       Net investment income                                                            $   1,851,093      $  1,057,251
       Net realized gain                                                                      863,600           475,148
       Net change in unrealized appreciation (depreciation)                                  (213,559)           68,949
                                                                                        -------------      ------------
       Increase in net assets resulting from operations                                     2,501,134         1,601,348
                                                                                        -------------      ------------
      From Distributions to Shareholders
       Net investment income--Class A                                                      (1,358,917)         (737,150)
       Net investment income--Class B                                                        (500,332)         (311,273)
       Net investment income--Class C                                                          (2,174)               --
                                                                                        -------------      ------------
       Decrease in net assets resulting from distributions to shareholders                 (1,861,423)       (1,048,423)
                                                                                        -------------      ------------
      From Share Transactions
      Class A
       Proceeds from sales of shares (5,033,530 and 1,883,600 shares, respectively)        25,379,012         9,085,891
       Net asset value of shares issued from reinvestment of distributions
        (229,749 and 119,182 shares, respectively)                                          1,158,643           573,651
       Cost of shares repurchased (2,409,066 and 1,171,859 shares, respectively)          (12,117,223)       (5,645,597)
                                                                                        -------------      ------------
      Total                                                                                14,420,432         4,013,945
                                                                                        -------------      ------------
      Class B
       Proceeds from sales of shares (1,104,864 and 439,768 shares, respectively)           5,561,801         2,129,724
       Net asset value of shares issued from reinvestment of distributions
        (69,536 and 42,139 shares, respectively)                                              350,687           202,745
       Cost of shares repurchased (346,945 and 253,126 shares, respectively)               (1,753,224)       (1,216,818)
                                                                                        -------------      ------------
      Total                                                                                 4,159,264         1,115,651
                                                                                        -------------      ------------
      Class C
       Proceeds from sales of shares (113,197 and 0 shares, respectively)                     583,290                --
       Net asset value of shares issued from reinvestment of distributions
        (334 and 0 shares, respectively)                                                        1,698                --
       Cost of shares repurchased (2 and 0 shares, respectively)                                  (10)               --
                                                                                        -------------      ------------
      Total                                                                                   584,978                --
                                                                                        -------------      ------------
       Increase in net assets from share transactions                                      19,164,674         5,129,596
                                                                                        -------------      ------------
       Net increase in net assets                                                          19,804,385         5,682,521
      Net Assets
       Beginning of period                                                                 19,645,118        13,962,597
                                                                                        -------------      ------------
       End of period (including undistributed net investment income and distributions in excess of net investment income of $12,416 and
        ($16,157), respectively)                                                        $  39,449,503      $ 19,645,118
                                                                                        =============      ============

                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                                                                  Class A
                                             ----------------------------------------------------------------------------------
                                                                           Year Ended October 31,
                                               1997             1996             1995             1994             1993
                                             --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period           $   4.91         $   4.74         $   4.61         $   4.91         $   4.83
Income from investment operations
 Net investment income                             0.34(2)          0.33(2)          0.33(2)          0.29(2)          0.32(2)
 Net realized and unrealized gain (loss)           0.14             0.17             0.13            (0.26)            0.08
                                               ----------       ----------       ----------       ----------       ----------
  Total from investment operations                 0.48             0.50             0.46             0.03             0.40
                                               ----------       ----------       ----------       ----------       ----------
Less distributions
 Dividends from net investment income             (0.33)           (0.33)           (0.33)           (0.29)           (0.32)
 Dividends from net realized gains                   --               --               --            (0.03)              --
 Tax return of capital                               --               --               --            (0.01)              --
                                               ----------       ----------       ----------       ----------       ----------
  Total distributions                             (0.33)           (0.33)           (0.33)           (0.33)           (0.32)
                                               ----------       ----------       ----------       ----------       ----------
Change in net asset value                          0.15             0.17             0.13            (0.30)            0.08
                                               ----------       ----------       ----------       ----------       ----------
Net asset value, end of period                 $   5.06         $   4.91         $   4.74         $   4.61         $   4.91
                                               ==========       ==========       ==========       ==========       ==========
Total return(1)                                   10.08%           10.91%           10.27%            0.40%            8.49%
Ratios/supplemental data:
Net assets, end of period (thousands)          $ 28,557         $ 13,702         $  9,303         $  9,371         $  6,829
Ratio to average net assets of:
 Operating expenses                                1.00%            1.00%            1.00%            1.00%            1.00%
 Net investment income                             6.54%            6.88%            7.07%            5.99%            6.39%
Portfolio turnover                                  246%             232%             344%             121%             128%


                                                                                  Class B
                                             ----------------------------------------------------------------------------------
                                                                           Year Ended October 31,
                                               1997             1996             1995             1994             1993
                                             --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period           $   4.91         $   4.74         $   4.61         $   4.91         $   4.83
Income from investment operations
 Net investment income                             0.31(3)          0.31(3)          0.30(3)          0.27(3)          0.30(3)
 Net realized and unrealized gain (loss)           0.15             0.17             0.13            (0.26)            0.08
                                               ----------       ----------       ----------       ----------       ----------
  Total from investment operations                 0.46             0.48             0.43             0.01             0.38
                                               ----------       ----------       ----------       ----------       ----------
Less distributions
 Dividends from net investment income             (0.31)           (0.31)           (0.30)           (0.27)           (0.30)
 Dividends from net realized gains                   --               --               --            (0.03)              --
 Tax return of capital                               --               --               --            (0.01)              --
                                               ----------       ----------       ----------       ----------       ----------
  Total distributions                             (0.31)           (0.31)           (0.30)           (0.31)           (0.30)
                                               ----------       ----------       ----------       ----------       ----------
Change in net asset value                          0.15             0.17             0.13            (0.30)            0.08
                                               ----------       ----------       ----------       ----------       ----------
Net asset value, end of period                 $   5.06         $   4.91         $   4.74         $   4.61         $   4.91
                                               ==========       ==========       ==========       ==========       ==========
Total return(1)                                    9.51%           10.36%            9.71%           (0.03)%           8.02%
Ratios/supplemental data:
Net assets, end of period (thousands)          $ 10,318         $  5,943         $  4,659         $  6,418         $  3,968
Ratio to average net assets of:
 Operating expenses                                1.50%            1.50%            1.50%            1.45%            1.45%
 Net investment income                             6.05%            6.38%            6.59%            5.74%            5.79%
Portfolio turnover                                  246%             232%             344%             121%             128%

(1) Maximum sales charges are not included in total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.06, $0.08, $0.08 and $0.09, respectively.
(3) Includes reimbursement of operating expenses by investment adviser of $0.04, $0.06, $0.08, $0.08 and $0.09, respectively.


                        See Notes to Financial Statements

Phoenix Multi-Sector Short Term Bond Fund

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)


                                               Class C
                                             ------------------
                                                   From
                                                Inception
                                                10/1/97 to
                                                 10/31/97
                                             ------------------
Net asset value, beginning of period                $5.15
Income from investment operations
 Net investment income                               0.03 (2)
 Net realized and unrealized gain (loss)            (0.09)
                                                 -----------
  Total from investment operations                  (0.06)
                                                 -----------
Less distributions
 Dividends from net investment income               (0.03)
 Dividends from net realized gains                     --
 Tax return of capital                                 --
                                                 -----------
  Total distributions                               (0.03)
                                                 -----------
Change in net asset value                           (0.09)
                                                 -----------
Net asset value, end of period                      $5.06
                                                 ===========
Total return(1)                                     (1.30)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)                $575
Ratio to average net assets of:
 Operating expenses                                  1.25%(3)
 Net investment income                               5.51%(3)
Portfolio turnover                                    246%

(1) Maximum sales charges are not reflected in the total return calculation.
(2) Includes reimbursement of operating expenses by investment adviser of $0.04.
(3) Annualized
(4) Not annualized


                        See Notes to Financial Statements

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Multi-Sector Short Term Bond Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide high current income relative to short-term alternatives, while attempting to limit fluctuations in the net asset value of Fund shares resulting from movements in interest rates. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 2.25%. Class B shares are sold with a contingent deferred sales charge which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold with no sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

     Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

     Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

     It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

     Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of expiring capital loss carryforwards, foreign currency gain/loss, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

     Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Organization expense:

     In 1992 the Fund incurred organizational expenses in the amount of $82,967. The Fund has deferred these expenses and has amortized such expenses on a straight line basis over five years from the date of commencement of operations.

G. When-issued and delayed delivery transactions:

     The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997 (Continued)

Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has agreed to assume expenses of the Fund in excess of 1.00%, 1.50% and 1.25% of the average aggregate daily net asset value of Class A, Class B and Class C shares, respectively. For the year ended October 31, 1997, the Adviser has reimbursed the Fund $252,968 for such expenses.

     As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $8,311 for Class A shares and deferred sales charges of $11,452 for Class B shares for the year ended October 31, 1997. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 0.75% for Class B shares and 0.50% for Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended October 31, 1997, $65,002 was earned by the Distributor, $36,364 was paid to unaffiliated participants, and $12,544 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of the Fund through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust as sub-transfer agent. For the year ended October 31, 1997, transfer agent fees were $51,887 of which PEPCO retained $901 which is net of the fees paid to State Street.

     At October 31, 1997, PHL and affiliates held 28,048 Class A shares of the Fund with a value of $141,922.

3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities, excluding short-term securities, for the year ended October 31, 1997, aggregated $86,025,460 and $68,718,211, including $32,077,074 and $26,195,390, respectively, of U.S. Government and agency securities.

4. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risk than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. LOAN AGREEMENTS

     The Fund may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Fund is a participant, the Fund may not sell it's participation in the loan without the lender's prior consent. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

6. CAPITAL LOSS CARRYFORWARDS

     For the year ended October 31, 1997, the Fund was able to utilize losses deferred in the prior year against current year capital gains in the amount of $36,672.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1997, the Fund increased undistributed net investment income by $38,903, decreased accumulated net realized gain by $10,924 and decreased capital paid in on shares of capital stock by $27,979.





This report is not authorized for distribution to prospective investors in the Phoenix Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS


[LOGOTYPE] Price Waterhouse LLP


To the Trustees and Shareholders of
Phoenix Multi-Sector Short Term Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Multi-Sector Short Term Bond Fund (the "Fund") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Boston, Massachusetts
December 12, 1997

                   PHOENIX MULTI-SECTOR SHORT TERM BOND FUND



                           PART C--OTHER INFORMATION


Item 24. Financial Statements and Exhibits

     (a) Financial Statements:

    Included in Part A: Financial Highlights



    Included in Part B:  Financial Statements and Notes thereto, and Report of
                         Independent Accountants included in the Annual Report to Shareholders for the year ended October 31, 1997, incorporated by reference.



 (b) Exhibits:



   1.      Declaration of Trust as amended of the Registrant, filed via EDGAR with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.
   1.1     Amendment to Declaration of Trust changing name of Trust, filed with Post-Effective Amendment No. 4 on
           February 27, 1995 and filed via EDGAR with Post-Effective Amendment No. 6 on February 25, 1997, and
           incorporated by reference.
   1.2     Amendment to Declaration of Trust changing name of Trust, filed via EDGAR with Post-effective
           Amendment No. 5 on February 28, 1996, and incorporated by reference.
   1.3     Amendment to Declaration of Trust establishing Class C Shares, filed via EDGAR with Post-Effective
           Amendment No. 9 on February 25, 1998.
   2.      By-laws of the Registrant, filed via EDGAR with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.
   3.      Not applicable.
   4.      Reference is made to Article V of the Registrant's Declaration of Trust, as amended, and filed with the
           Registration Statement referred to in Exhibit 1.1.
   5.      Management Agreement between Registrant and National Securities & Research Corporation dated May
           14, 1993, filed with Post-Effective Amendment No. 2 on December 30, 1993 and filed via EDGAR with
           Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.
   5.1     Amendment to Management Agreement dated January 1, 1994, filed with Post-Effective Amendment No. 4 on February 27, 1995 and filed via EDGAR with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.
   6.1     Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning")
           dated November 19, 1997, filed herewith via EDGAR with Post-Effective Amendment No. 9 on February
           25, 1998.
   6.2     Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR herewith.
   6.3     Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR herewith.
   6.4     Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR herewith.
   7.      None.
   8.1     Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed herewith via EDGAR.
   9.1     Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed with Post-Effective Amendment No. 4 on February 27, 1995 and filed via
           EDGAR with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.
   9.2     Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and
           Trust Company filed via EDGAR herewith.
   9.3     Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning
           Corporation dated November 19, 1997, filed via EDGAR herewith.
  10.      Opinion as to legality of the shares, filed with Pre-Effective Amendment No. 3 on July 6, 1992, filed via
           EDGAR with Post-Effective Amendment No. 6 on February 25, 1997, and incorporated by reference.

   11.      Consent of Independent Accountants filed herewith.
   12.      Not applicable.
   13.      None.
   14.      None.
  15.1      Amended and Restated Distribution Plan for Class A Shares, filed herewith via EDGAR with Post-
            Effective Amendment No. 9 on February 25, 1998, and incorporated by reference.
  15.2      Amended and Restated Distribution Plan for Class B Shares, filed herewith via EDGAR with Post-Effective
            Amendment No. 9 on February 25, 1998, and incorporated by reference.
  15.3      Amended and Restated Distribution Plan for Class C Shares, filed herewith via EDGAR with Post-Effective
            Amendment No. 9 on February 25, 1998.
   16.      Schedule for computation of yield and effective yield quotations, filed with Post-Effective Amendment No.
            4 on February 27, 1995 and filed via EDGAR with Post-Effective Amendment No. 6 on February 25,
            1997, and incorporated by reference.
   17.      Financial Data Schedule filed herewith and reflected on EDGAR as Exhibit 27.
  18.1      Amended and Restated Rule 18f-3 Dual Distribution Plan effective November 1, 1997, filed herewith via
            EDGAR with Post-Effective Amendment No. 9 on February 25, 1998.
   19.      Powers of attorney, filed via EDGAR with Post-Effective Amendment No. 6 on February 25, 1997, and
            incorporated by reference.


Item 25. Persons Controlled by or Under Common Control With Registrant
     No person is controlled by, or under common control with, the Registrant.

Item 26. Number of Holders of Securities

     As of December 31, 1997, the number of record holders of each class of securities of the Registrant was as follows:




                                                    Number of
      Title of Class                              Record Holders
      ----------------------------------------   ---------------
      Shares of Beneficial Interest--Class A           884
      Shares of Beneficial Interest--Class B           578
      Shares of Beneficial Interest--Class C            44


Item 27. Indemnification
     Registrant's indemnification provision is set forth in Pre-Effective Amendment No. 3 filed with the Securities and Exchange Commission on July 6, 1992, and is incorporated herein by reference.

Item 28. Business and Other Connections of Investment Adviser

     See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Trustees and Officers" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.


     For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of National Securities & Research Corporation, the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-8177) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

Item 29. Principal Underwriter

     (a) Equity Planning also serves as the principal underwriter for the following other registrants: Phoenix Strategic Allocation Fund, Inc., Phoenix Series Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Portfolio Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Worldwide Opportunities Fund, Phoenix Strategic Equity Series Fund, Phoenix Equity Series Fund, Phoenix-Engemann Funds, Phoenix Investment Trust 97, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Aberdeen Series Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


 (b) Directors and Executive Officers of Phoenix Equity Planning Corporation are as follows:

Name and                              Position and Offices               Position and Offices
Principal Address                       with Distributor                   with Registrant
-------------------------   ---------------------------------------   -------------------------
Michael E. Haylon           Director                                  Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin        Director and President                    Trustee and President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel          Managing Director,                        Vice President
56 Prospect Street          Infrastructure
P.O. Box 150480
Hartford, CT 06115-0480

Paul A. Atkins              Senior Vice President and                 None
56 Prospect Street          Sales Manager
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer            Senior Vice President and                 Vice President
100 Bright Meadow Blvd.     Chief Financial Officer
P.O. Box 2200
Enfield, CT 06083-2200

John F. Sharry              Managing Director,                        None
100 Bright Meadow Blvd.     Mutual Fund Sales and Operations
P.O. Box 2200
Enfield, CT 06083-2200

G. Jeffrey Bohne            Vice President,                           Secretary
101 Munson Street           Mutual Fund
Greenfield, MA 01301        Customer Service

Eugene A. Charon            Vice President and                        None
100 Bright Meadow Blvd.     Controller
P.O. Box 2200
Enfield, CT 06083-2200

Nancy G. Curtiss            Vice President and Treasurer,             Treasurer
56 Prospect Street          Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Elizabeth Sadowinski        Vice President, Administration            None
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg         Vice President, Counsel and Secretary     Assistant Secretary
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen, III        Assistant Vice President,                 Vice President
100 Bright Meadow Blvd.     Mutual Fund Regulation
P.O. Box 2200
Enfield, CT 06083-2200



     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

Item 30. Location of Accounts and Records

     The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Fund, 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900; at the Registrant's investment adviser, National Securities & Research Corporation, One American Row, Hartford, CT 06102-5056; at the offices of the Fund's Custodian, State Street Bank and Trust Company, P.O. Box 8301, Boston, Massachusetts 02266-8301 and at the offices of the Transfer Agent, Financial Agent and Principal Underwriter, Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1900.


Item 31. Management Services
     Not applicable.

Item 32. Undertakings
 (a) Not applicable.

 (b) Not applicable.

 (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford, and State of Connecticut on the 25th day of February, 1998.





                                      PHOENIX MULTI-SECTOR SHORT TERM BOND FUND



ATTEST: /s/ Thomas N. Steenburg          By: /s/ Philip R. McLoughlin
      -------------------------------       -----------------------------------

        Thomas N. Steenburg                  Philip R. McLoughlin
        Assistant Secretary                  President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on the 25th day of February, 1998.




           Signature                             Title
-------------------------------   -----------------------------------
                                  Trustee
----------------------------
        Robert Chesek*
                                  Trustee
----------------------------
        E. Virgil Conway*
                                  Treasurer (Principal Financial and
----------------------------
                                  Accounting Officer)
        Nancy G. Curtiss*
                                  Trustee
----------------------------
        Harry Dalzell-Payne*
                                  Trustee
----------------------------
        Francis E. Jeffries*
                                  Trustee
----------------------------
        Leroy Keith, Jr.*

     /s/ Philip R. McLoughlin     President and Trustee (Principal
----------------------------
                                  Executive Officer)
        Philip R. McLoughlin
                                  Trustee
----------------------------
        Everett L. Morris*
                                  Trustee
----------------------------
        James M. Oates*
                                  Trustee
----------------------------
        Calvin J. Pedersen*
                                  Trustee
----------------------------
        Herbert Roth, Jr.*
                                  Trustee
----------------------------
        Richard E. Segerson*
                                  Trustee
----------------------------
        Lowell P. Weicker, Jr.*

           Signature              Title
------------------------------   ------
By: /s/ Philip R. McLoughlin
  -------------------------
  Philip R. McLoughlin



   *Philip R. McLoughlin, Attorney-in-fact pursuant to powers of attorney filed previously.



                                      S-2